UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Pineapple Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
PINEAPPLE ENERGY INC.
171 Remington Boulevard
Ronkonkoma New York 11779
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held October [•], 2024
Dear Shareholders:
You are cordially invited to attend the Special Meeting of Shareholders of Pineapple Energy Inc. (“we,” “us” or the “Company”), on October [•], 2024, beginning at 10:00 a.m., Eastern Time, for the following purpose:
1.	To approve the redomestication and change in the Company’s legal state of incorporation from Minnesota to Delaware (Proposal 1);
2.	To approve the change of the Company’s legal name from Pineapple Energy Inc. to SUNation Energy, Inc. (Proposal 2); and
3.
To approve one or more adjournments of the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (Proposal 3)

The Special Meeting will be a virtual meeting of shareholders.
You may attend the online meeting and vote your shares electronically during the Special Meeting via the internet by visiting www.virtualshareholdermeeting.com/PEGY2024SM2. You will need the 16-digit control number pin that is printed on your notice of internet availability of proxy materials (“Notice of Internet Availability of Proxy Materials”) or the box marked by the arrow on your proxy card or on the voting instructions that accompanied your proxy materials. We recommend that you log in at least fifteen minutes before the start of the Special Meeting to ensure that you are logged in when the Special Meeting starts.
The Board has fixed September 10, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of our common stock, as well as holders of our Series C Convertible Preferred Stock (the latter being eligible to vote solely with respect to the Delaware Corporation Proposal), at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, 15,488,161 shares of common stock and 7,618,607 shares of Series C Convertible Preferred (the latter of which are eligible to vote on an as converted basis as a single class with the common stock, subject to such beneficial ownership limitations as set forth in the Certificate of Designation related thereto) were outstanding and eligible to vote.

By Order of the Board of Directors,

Roger H.D. Lacey, Chairman

Minnetonka, Minnesota
Dated: October [•], 2024
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice and the Proxy Statement are available at www.proxyvote.com

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION
PINEAPPLE ENERGY INC.
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE MEETING
This Proxy Statement is furnished to the shareholders of Pineapple Energy Inc. (“we,” “us” or the “Company”) beginning October [•], 2024 in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Special Meeting of Shareholders that will be held virtually on October [•], 2024 beginning at 10:00 a.m. Eastern Time, or at any adjournment or postponements thereof.
How can I attend the virtual Special Meeting?
The Special Meeting will be online and a completely virtual meeting of shareholders. This decision was made based on our desire to facilitate participation of shareholders in the Special Meeting wherever they may be located.
All shareholders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form.
To participate in the Special Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or the proxy card or the voting instructions that accompanied your proxy materials. Please have your 16-digit control number readily available and log on to the Special Meeting by visiting www.virtualshareholdermeeting.com/PEGY2024SM2 and entering your 16-digit control number. The Special Meeting will begin promptly at 10:00 a.m. Eastern Time on October [•], 2024.
The internet address to attend and vote at the Special Meeting is
www.virtualshareholdermeeting.com/PEGY2024SM2.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting. We recommend that you log in at least ten minutes before the Special Meeting.
What is the purpose of the meeting?
At our Special Meeting, shareholders will act upon the matters disclosed in the notice of Special Meeting of Shareholders that accompanies this proxy statement, as follows:
1.	To approve the change in the Company’s legal state of incorporation from Minnesota to Delaware (the “Delaware Corporation Proposal”, or Proposal 1);
2.	To approve the change of the Company’s legal name from Pineapple Energy Inc. to SUNation Energy, Inc. (the “Name Change Proposal”, or Proposal 2); and
3.
To approve one or more adjournments of the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal”, or Proposal 3).

How does the Board recommend that I vote?
•	The Board of Directors named in this proxy statement recommends a vote FOR the Delaware Corporation Proposal.
•	The Board of Directors named in this proxy statement recommends a vote FOR the Name Change Proposal.
•	The Board of Directors named in this proxy statement recommends a vote FOR the Adjournment Proposal.

Who is entitled to vote at the meeting?
If you were a shareholder of record at the close of business on September 10, 2024 (the “record date”), you are entitled to vote at the meeting; provided, however, that if you are a Series C Convertible Preferred Shareholder you may only vote on the Delaware Corporation Proposal. As of the record date, 15,488,161 shares of common stock and 7,618,607 shares of Series C Convertible Preferred stock (the latter of which are eligible to vote on an as converted basis as a single class with the common stock, subject to such beneficial ownership limitations as set forth in the Certificate of Designation related thereto) were outstanding and eligible to vote.
As provided in the Company’s Articles of Incorporation, and as further set forth in the Certificate of Designation creating the Series C Convertible Preferred Stock, each share of Series C Convertible Preferred Stock will have such number of votes as is determined in accordance with the Certificate of Designation.
What is the difference between a shareholder of record and a street name holder?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of those shares, and your shares are held in street name.
What are the voting rights of the shareholders?
Holders of shares of common stock are entitled to one vote per share on all matters properly brought before the Special Meeting. Holders of shares of Series C Convertible Preferred Stock are entitled to the number of votes per share as calculated in accordance with the Certificate of Designation and solely for the purpose of the Delaware Corporation Proposal. Therefore, a total of 23,106,768 votes are entitled to be cast at the meeting with respect to the Delaware Corporation Proposal and 15,488,161 votes are entitled to be cast at the meeting with respect to the Name Change Proposal and the Adjournment Proposal.
How many shares must be present to hold the meeting?
A quorum is necessary to hold the meeting and conduct business. The holders of a majority of all shares outstanding and entitled to vote represented either in person or by proxy, shall constitute a quorum for the approval of the Proposals.
What if I do not specify a voting choice for a proposal when returning a proxy?
Proxies or other voting instruction forms that are signed and returned without voting instructions will be voted in accordance with the recommendations of the Company’s Board of Directors. The Company’s Board of Directors recommends that shareholders vote FOR each proposal presented at the Special Meeting.
How are proxies solicited and what is the cost?
The Company will bear all expenses incurred in connection with the solicitation of proxies and printing, filing and mailing this proxy statement. The Company will be solely responsible for the costs of the solicitation.
Additionally, some of our directors, officers and regular employees may solicit proxies personally or by telephone, letter, facsimile or email. These directors, officers and employees will not be paid additional remuneration for their efforts but may be reimbursed for out-of-pocket expenses incurred in connection therewith. We have retained Morrow Sodali LLC to aid in the solicitation of proxies, at an estimated cost of $10,000. We will request brokers, custodians, nominees and other record holders to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse theses holders for their reasonable out-of-pocket expenses.
How do I vote my shares?
If you are a shareholder of record, you may give a proxy to be voted at the meeting either:
•	Electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or
•	If you received printed proxy materials, you may also vote by mail or telephone as instructed on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions in the voting instruction card provided to you by your broker, bank, trustee or nominee.
The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?
It means you hold shares of our common stock or other eligible voting shares in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.
What vote is required for the proposal to be approved?
The following sets forth the votes that are required from the holders of common stock to approve the proposal, and the impact of abstentions and broker non-votes:

Proposal Number	Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
1	Delaware Corporation Proposal
FOR votes by at least a majority of the number of shares of common and Series C Convertible Preferred Stock (the latter as calculated in accordance with the Certificate of Designation) outstanding and entitled to vote.
Abstentions and Broker non-votes will have the same effect as votes cast AGAINST the proposal.
2	Name Change Proposal	FOR votes by at least a majority of the number of shares of common stock entitled to vote and represented at the meeting.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.
3	Adjournment Proposal	FOR votes by at least a majority of the number of shares of common stock entitled to vote and represented at the meeting.	Abstentions will have the same effect as votes cast AGAINST the proposal. Broker non-votes will not affect the outcome of the vote.

How are votes counted?
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 1.
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 2.
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 3.
If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you WITHHOLD authority to vote, or if you ABSTAIN from voting on any of the other proposals, it will have the effect noted in the table above.
If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be present at the meeting for determining whether a quorum exists, but are not considered entitled to vote on the proposal in question.
What if I do not specify a choice for a matter when returning a proxy?
Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares FOR each of the Delaware Corporation Proposal, the Name Change Proposal and the Adjournment Proposal.

Are there dissenters’ or appraisal rights?
Holders of our common stock do not have dissenters' rights. Holders of Series C Convertible Preferred Stock have the right to dissent from the proposed Redomestication and demand payment in cash for their shares equal to the fair value of the shares as determined under Minnesota law. For a detailed description of the reincorporation and dissenters’ rights, see “Proposal 1 — Delaware Corporation Proposal.”
May I change my vote?
Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:
•	by sending a written notice of revocation to our Corporate Secretary;
•	by submitting another properly signed proxy card at a later date to our Corporate Secretary; or
•	by submitting another proxy by telephone or via the Internet at a later date.
If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.
You can also change your proxy by voting at the meeting.
Why did I receive a full set of the proxy materials, instead of a notice regarding the Internet availability of proxy materials?
Although in the past we have mailed just a notice to our shareholders regarding the availability of proxy materials through the Internet, for this Special Meeting, we have elected to use the “full set delivery” option, and so are providing paper copies of proxy materials to all our shareholders, unless otherwise previously requested by the shareholder. Our proxy materials are also available via the Internet at www.proxyvote.com.
How can a shareholder get a copy of the Company’s 2023 Form 10-K?
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2023, including the consolidated financial statements (and excluding exhibits, which are available for a reasonable fee), by written request to our Corporate Secretary, 171 Remington Blvd, Ronkonkoma, NY 11779. Our Form 10-K is also available on our website in the “Investor Relations—SEC Filings” section of our website at www.pineappleenergy.com.

PROPOSAL NO. 1
DELAWARE CORPORATION PROPOSAL
The Board of Directors of the Company (the “Board”) has determined to recommend that our shareholders approve the conversion of the Company from a corporation organized under the laws of the State of Minnesota (the “Minnesota Corporation”) to a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) and to approve the Plan of Conversion as described in Annex 3 of this Proxy Statement (the “Plan of Conversion”). The Board has determined that the Plan of Conversion is in the best interests of the Company and its shareholders and has approved the Plan of Conversion. Accordingly, the Board recommends that the shareholders approve the redomestication of the Company and the Plan of Conversion. In this Proxy Statement, the proposed redomestication of the Minnesota Corporation in the form of a conversion into the Delaware Corporation is called the “Delaware Redomestication”.
Principal Terms of the Delaware Redomestication The Delaware Redomestication, if approved by our shareholders, will be effected through a conversion pursuant to Section 302A.682 of the Minnesota Business Corporation Act (the “MBCA”) and Section 265 of the Delaware General Corporation Law (“DGCL”). Approval of this Proposal (the “Delaware Corporation Proposal”) will constitute approval of the Delaware Redomestication, including adoption of the certificate of incorporation and bylaws of the resulting Delaware entity, each of which are annexed to this proxy statement.
Through the adoption of the Delaware Redomestication:
•
The Company will continue in existence as a Delaware corporation and will continue to operate our business under the current name, “Pineapple Energy, Inc.” until such time as the company effectuates the change in name following approval of Proposal 2, as described in this proxy statement.

•
The affairs of the Company will cease to be governed by Minnesota law at the time the conversion is effective and will instead be governed under Delaware law. See “Comparison of Shareholder Rights under Minnesota and Delaware Law” below.

•
The Company will cease to be governed by our existing charter and bylaws and will instead be subject to the provisions of the proposed Delaware Certificate of Incorporation (the “Delaware Charter”) and the proposed Delaware Bylaws (the “Delaware Bylaws”), forms of which are included as Annex 1 and Annex 2, respectively, to this Proxy Statement. See “Certain Differences Between MBCA and governing documents and DGCL and governing documents” below.

•	The Delaware Redomestication will not result in any change in our business, management, or number of employees.
Exchange of Shares, Effective Time, and Abandonment of Delaware Redomestication
As part of the Delaware Redomestication to be effected through the Plan of Conversion, each outstanding share of our common stock, par value $0.05 per share (“Minnesota Corporation Common Stock”), will automatically become one outstanding share of common stock, par value $0.05 per share, of the Delaware Corporation (“Delaware Corporation Common Stock”) and each outstanding share of our Series C Convertible Preferred Stock, par value $1.00 per share (“Minnesota Corporation Preferred Stock”), will automatically become one outstanding share of Series C Convertible Preferred Stock, par value $1.00 per share of the Delaware Corporation (“Delaware Corporation Preferred Stock”). Shareholders will not need to exchange their existing stock certificates for new stock certificates. We do not expect any interruption in trading of our common stock solely as a result of the Delaware Redomestication.
If our shareholders approve the Delaware Redomestication, we anticipate that the Delaware Redomestication will become effective as soon as practicable following the Special Meeting (the “Effective Time”). In connection with the Delaware Redomestication, the Company intends to make filings with the Secretary of State of Minnesota and the Secretary of State of Delaware and does not believe any other filings will be required to effect the Delaware Redomestication.
The Delaware Redomestication may be delayed by the Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Delaware Redomestication, whether before or after the approval by our shareholders, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and all of its shareholders, as the case may be.

Principal Features of the Delaware Redomestication
Pursuant to a reverse stock split previously approved by the Board and the shareholders (the “Reverse Stock Split”) at its special meeting held on July 19, 2024, each share of common stock of the Company that was issued and outstanding will be exchanged for shares of the Company’s common stock at the ratio between 1 for 2 and 1 for 200. The table below is for illustrative purposes only in order to provide examples of the effect of the Redomestication on the Company’s Common Stock following and prior to any reverse stock split using the below sample ratios (without giving treatment to the effect of fractional shares):

	Shares of Common Stock
	Issued and Outstanding	Authorized for Issuance
Pre Redomestication
Pre-Reverse Split	15,488,161	133,333,333
1-for-10 Reverse Stock Split	1,548,816	13,333,333
1-for-20 Reverse Stock Split	774,408	6,666,667
Post Redomestication		25,000,000

The Company’s outstanding preferred stock was not affected other than the proportionate adjustment of the conversion price and the number of shares of common stock into which each share of preferred stock is convertible.
Upon completion of the Delaware Redomestication, the authorized capital stock of the Company in Delaware will consist of 25,000,000 shares of common stock, $0.05 par value per share, and 3,000,000 shares of preferred stock, par value $1.00 per share versus 133,333,333 shares of common stock and 3,000,000 shares of preferred stock as is currently in our Articles of Incorporation prior to the effect of any Reverse Stock Split noted in the table above. As of the record date, the Company has 15,488,161 shares of common stock issued and outstanding. Such shares of common stock of issued and outstanding, as well as authorized shares of common stock, following the Reverse Stock Split will be proportionally reduced by the Reverse Split Ratio as determined by the Board of Directors and as more fully described in the proxy statement proposals approved by the shareholders on July 19, 2024. Pursuant to the Plan of Conversion, the shares of common stock issued and outstanding will be converted on a one for one basis to common stock in the Delaware Corporation. The par value of the common stock and preferred stock, and the rights, options, voting powers and entitlements of our common stock as previously held through the Minnesota corporation, and designations of the preferred stock, will not change as a result of this action.
Dissenters’ Rights
Action Creating Rights
While Section 302A.471, Subdivision 1(e) of the MBCA provides for dissenters’ rights to holders of shares in connection with a Plan of Conversion, Section 302A.471, Subdivision 3(c) provides that no such rights are available to holders of our shares of Common Stock, because such shares are listed on the Nasdaq Capital Market. It does provide that any holder of shares of our Series C Convertible Preferred Stock of record of the Company as of the record date of September 10, 2024, has the right to object to the Delaware Redomestication and obtain payment from the Company for the fair value of such shares of Series C Convertible Preferred Stock at the Effective Time.
Requirements for Exercising
TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE WITH THE COMPANY, BEFORE THE VOTE FOR THE DELAWARE REDOMESTICATION AND THE PLAN OF CONVERSION, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE DELAWARE REDOMESTICATION AND THE PLAN OF CONVERSION. THIS DEMAND WILL BE OF NO FORCE AND EFFECT IF THE DELAWARE REDOMESTICATION IS NOT EFFECTED.
The notice in this regard must be submitted to the attention of the Company’s Corporate Secretary at 171 Remington Blvd, Ronkonkoma, NY 11779, and must be received before the vote for the proposed Delaware

Redomestication. A vote against the Delaware Redomestication is not necessary for the shareholder to exercise dissenters’ rights and require the Company to purchase their shares of Series C Convertible Preferred Stock. A vote against the Delaware Redomestication will not, in and of itself, be deemed to satisfy the notice requirements under the MBCA. The liability to the dissenting shareholder for the fair value of the shares also shall be the liability of the Company, as a Delaware corporation, when and if the Delaware Redomestication is effective. Any Series C Convertible Preferred shareholder contemplating the exercise of these dissenters’ rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH DISSENTERS’ RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS ANNEX 4 TO THIS PROXY STATEMENT.
Notice of Procedure
If and when the proposed Delaware Redomestication is approved by shareholders of the Company and if the Delaware Redomestication is not abandoned by the Board of Directors, the Company will deliver to all Series C Convertible Preferred shareholders who have properly dissented from the Delaware Redomestication a notice that: (1) lists the address to which demand for payment and certificates for shares must be sent to obtain payment for such shares and the date by which such certificates must be received; (2) describes any restriction on transfer of uncertificated shares that will apply after the demand for payment is received; (3) encloses a form to demand payment and to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them; and (4) encloses a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.
Submission of Share Certificates
To receive the fair value of their shares, a dissenting shareholder must demand payment and deposit their share certificates within 30 days after the notice is delivered by the Company, but the dissenting shareholder retains all other rights of a shareholder until the proposed action takes effect. Under the MBCA, notice by mail is made by the Company when deposited in the United States mail. A Series C Convertible Preferred shareholder who fails to make demand for payment and fails to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of such shareholder’s notice of intent to demand payment.
Purchase of Dissenting Shares
After the completion of the Delaware Redomestication, the Company shall remit to the dissenting shareholders who have complied with the above-described procedures the amount the Company estimates to be the fair value of the shares held by such shareholders, plus interest accompanied by certain financial information about the Company, an estimate of the fair value of the shares and the method used and a copy of Sections 302A.471 and 302A.473 of the MBCA, and a brief description of the procedure to be followed to demand supplemental payment.
Acceptance or Settlement of Demand
If a dissenting shareholder believes that the amount remitted by the Company is less than the fair value of the shares, with interest, then the dissenting shareholder may give written notice to the Company of their estimate of fair value, with interest, within 30 days after the Company mails such remittance and must demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY THE COMPANY. Within 60 days after the Company receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded (or agreed to after communication between the shareholder and the Company) or to file in court a petition requesting that the court determine the fair value of the shares, with interest.
Court Determination
All Series C Convertible Preferred shareholders who have demanded payment for their shares, but have not reached agreement with the Company, will be made parties to such court proceeding. The court will then determine whether the dissenting shareholders have fully complied with the provisions of Section 302A.473 of the MBCA and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not such method was used by the Company or a shareholder. The expenses of the court proceeding will be assessed against the Company, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith. The fair value of the Company’s shares means the fair value of the shares immediately before the completion of the Delaware Redomestication. Under Section 302A.471 of the MBCA, a shareholder of the Company has no right at law or equity to set aside the effect of the Delaware Redomestication pursuant to the Plan of Conversion, except if such consummation is fraudulent with respect to such shareholder or the Company. Any shareholder making a demand for payment of fair value for their shares may withdraw the demand at any time before the determination of the fair value of the shares by filing with the Company written notice of such withdrawal.
Effect of Vote for the Delaware Corporation Proposal
A vote in favor of this proposal is a vote in favor of approving the Delaware Redomestication, and the Plan of Conversion (including adoption of the Delaware Charter and Delaware Bylaws). Upon the approval of the holders of a majority of the shares of common stock and Series C Preferred Stock outstanding and entitled to vote at the Special Meeting, the Company will be authorized to proceed with the Delaware Redomestication.
The Rights of the Shareholders Will be Governed by Delaware Law instead of Minnesota Law following Redomestication
Following the Redomestication, the DGCL will govern the rights of our shareholders rather than the MBCA. While the MBCA and DGCL are quite similar with respect to the governing of corporate actions and shareholders’ rights, there are a few differences in the law, which may affect your rights or interests. In addition, Minnesota case law concerning the governing and effects of its statutes and regulations is more limited than in Delaware, which has a separate court (the Delaware Court of Chancery) for adjudication of corporate disputes and a well-developed body of case law interpreting shareholders' rights.
Comparison of Shareholder Rights under the MBCA and DGCL and the Company’s governing documents.
The legal rights of the Company’s shareholders derive from state law as well as the its Articles of incorporation and Bylaws. The following chart identifies some of the important legal issues relating the Company and compares their effect on the Company under both the MBCA and the DGCL and related governing documentation:

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation
Shareholder Voting	Approval of matters to be voted upon by shareholders requires the vote of a majority of shares outstanding, except for matters requiring a super-majority vote (described below).
Approval of all matters to be voted upon by shareholders requires the vote of a majority of shares outstanding with respect to certain matters; whereas, with respect to certain other matters, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders.

Super-majority voting requirements for Business Combinations	In order for the Company to engage in certain business combinations, the vote of at least 80% of the outstanding shares is required.	There are no super-majority voting requirements for business combinations.
Super-majority voting requirements for Extraordinary Events	The vote of at least 2/3 of the shares is required to approve any “Extraordinary Events”, which refers	There are no super-majority voting requirements for any Extraordinary Events.

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation

to (a) the sale, lease, mortgage, pledge, transfer, exchange or other disposition of all or substantially all of the property and assets of the corporation to any person; (b) the reclassification of securities (including any combination of shares or reverse stock split) or recapitalization or reorganization of the Company, or the merger, consolidation or statutory exchange of shares of the Company or any subsidiary with any other Company (other than a merger of a wholly owned subsidiary of the Company into the Company or the merger of two or more wholly owned subsidiaries of the Company; (c) the adoption of plan or proposal for the liquidation or dissolution of the Company; and (d) any agreement, contract or other arrangement or understanding providing for one or more of the foregoing.

Calling a shareholders’ meeting
A shareholders’ meeting may be called by either the Board of Directors, the Chairman of the Board, the CEO, the CFO, or any two directors, or upon request by one or more shareholders owning as a group more than 10% of the shares outstanding.
A shareholders’ meeting may be called by the Board of Directors, or the CEO together with either the COO or the CFO.
Quorum	A majority of the shareholders are required to attend (in person or by proxy) for a vote to be binding.	One-third (1/3) of the shareholders are required to attend (in person or by proxy) for a vote to be binding.
Indemnification of Directors and Officers	Protective to the maximum extent permitted by the MBCA and enforced by courts in Minnesota.	Protective to the maximum extent permitted the DGCL and enforced by courts in Delaware.
Removal of Directors
Directors may be removed at any time, with or without cause, by the affirmative vote of the holders of at least 80% of the voting power of all shares entitled to vote at an election of directors, except that directors elected by a series or class of stock may only be removed by the affirmative vote of the holders of at least 80% of the voting power of all shares of that class or series entitled to vote at an election of that director.

Any director or the entire board of directors may be removed from office only for cause or only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the corporation entitled to vote in any annual election of directors or class of directors, voting together as a single class.

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation
Board Vacancies
Any vacancies on the board resulting from (a) the death, resignation, removal or disqualification of a director may be filled by an affirmative vote of a majority of the remaining directors, even though less than a quorum, and (b) newly created directorships may be filled by the affirmative vote of the majority of the directors serving at the time of the increase, and each director elected to fill a vacancy holds office until a qualified successor is elected by the shareholders at the next regular or special meeting of the shareholders.

Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the shareholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.

Shareholder Action by Written Consent	Shareholders may act by written consent, but such actions must be consented to by all of the shareholders entitled to vote on that action if the Company is not a publicly held corporation.
The Company’s Delaware Charter and Deleware Bylaws provide that no shareholder action that would otherwise be taken at a duly called annual or special meeting of the shareholders may be taken by written consent.

Shareholder Voting - Mergers
The MBCA provides that, in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of a corporation’s assets outside the ordinary course of business generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote is not required for a plan of merger if (a) the articles of the corporation will not be amended, (b) each shareholder with shares that were outstanding immediately before the merger’s effective date will hold the same number of shares with identical rights immediately after the merger, (c) the voting power of the outstanding shares of the corporation entitled to vote immediately after the merger plus the voting power of the shares of the corporation entitled to vote

The DGCL provides that in addition to approval by the board of directors, the terms of a merger or a sale of substantially all of the assets of a corporation generally must be approved by a majority of outstanding shares entitled to vote.

A shareholder vote of the surviving corporation in a merger is generally not required (unless otherwise required by its certificate of incorporation)if (a) the plan of merger does not amend the existing certificate of incorporation, (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation

issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the voting power of the outstanding shares of the corporation entitled to vote immediately before the transaction, and (d) the number of participating shares of the corporation immediately after the merger, plus the number of participating shares of the corporation issuable on conversion of, or on the exercise of rights to purchase, securities issued in the transaction, will not exceed by more than 20% of the number of participating shares of the corporation immediately before the transaction.

of merger, or the authorized unissued shares or treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. In addition, the merger of a 90%-owned subsidiary into its parent corporation only needs to be approved by the board of directors of the parent corporation.

Amendment of Articles of Incorporation
The Company may amend its articles of incorporation by adoption of a board resolution followed by the vote of the holders of a majority of voting shares for most provisions, and 80% of voting shares for provisions related to voting percentages. In addition, shareholders owning 3% or more of the voting power of shares entitled to vote may propose an amendment to the articles of incorporation and submit the amendment to shareholders for approval.

The Company’s Delaware Charter states that the Company may amend, alter, change or repeal any provision contained in its Certificate of Incorporation, upon the affirmative vote of at least a majority of the shares of voting stock of the Company that are outstanding at the time, at a meeting of the shareholders duly called for such purpose, followed by the adoption of a board resolution. Note that certain actions may require a greater or lesser percentage of the voting shareholders as described in Section 242 of the DGCL. Further still, certain changes to the Certificate of Incorporation may be effectuated without shareholder approval pursuant to Section 242(d) of the DGCL.

Amendment of Bylaws
Shareholders holding 3% or more of the voting power of the shares entitled to vote may propose an amendment to the bylaws and submit the amendment to shareholders for approval, and the amendment may be adopted by a majority vote without board approval. The board may adopt, amend or repeal the bylaws, subject

The Company’s certificate and bylaws provide that the bylaws may be amended, restated or repealed at any time by a vote of the majority of the Board, or a vote of a majority of the shareholders in attendance at any meeting of shareholders that has been duly called for such purpose A bylaw amendment adopted by shareholders

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation

to the power of the shareholders as described above. After the adoption of the initial bylaws, the board may not adopt, amend, or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, and may not adopt, amend or repeal a bylaw provision inconsistent with any Bylaw relating to notice requirements for Board nominations or for business to be brought before shareholder meetings without the affirmative vote of at least 80% of shareholders or the majority of the Board but may adopt or amend a bylaw to increase the number of directors.
which specifies the votes necessary for director elections cannot be amended or repealed by the board of directors.
Interested Party Transactions
The MBCA provides that a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other entity in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely because of such relationship or interest, or solely because the director is present at or participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if: (a) the contract or transaction was fair and reasonable as to the corporation at the time it was approved (the person asserting the validity of the contract or transaction has the burden of proof); (b) the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the holders of all outstanding shares, whether or not entitled to vote, and the contract or transaction is approved in good faith by (i) the holders of 2/3rds of the voting power of the shares entitled to vote (excluding shares owed by the interested director), or (ii) the unanimous affirmative vote of the holders of all outstanding

No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such director or officer is present at or participates in the meeting of the Board which authorizes such contract or transaction or solely because such person(s) votes are counted for such purpose: (a) if the material facts as to such person(s)’ relationship or interest and as to such contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and such contract or transaction is specifically approved in good faith by vote of the shareholders or (b) such contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation

shares, whether or not entitled to vote; or (c) the material facts as to the contract or transaction and as to the director’s interest are fully disclosed or known to the board or a committee, and the board or committee authorizes, approves, or ratifies the contract or transaction in good faith by a majority of the disinterested directors or committee members (even if these directors are less than a quorum).
of the Board or of a committee which authorizes the contract or transaction.
Dissent and Appraisal Rights
The MBCA provides that appraisal rights are available in the event of: (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects certain rights or preferences of a shareholder; (b) a sale of all or substantially all the corporation’s assets; (c) a statutory merger; (d) a plan of exchange; (e) a plan of conversion; (f) an amendment to the articles in connection with a combination of shares and cash in lieu of fractional shares; and (g) any other corporate action taken by a shareholder vote which directs that dissenting shareholders may obtain payment for their shares; provided, that unless the articles, the bylaws, or a resolution approved by the board provides otherwise, appraisal rights do not apply to a shareholder of shares not entitled vote on the merger or exchange. In addition, except in the case of a statutory short-form merger under Minnesota law, appraisal rights do not apply to shares of any class or series that is listed on a national securities exchange so long as the shareholder receives in exchange for such shares, publicly traded shares listed on a national securities exchange or cash in lieu of fractional shares.

The DGCL provides that appraisal rights are available only in connection with statutory mergers or consolidations, or an amendment of a corporation’s certificate of incorporation to cause it to become a public benefit corporation. In addition, in the case of most mergers shareholders do not receive appraisal rights for any class or series of stock (a) listed on a national securities exchange or (b) that has more than 2,000 shareholders, except if shareholders are required to accept anything other than (i) shares of the corporation surviving or resulting from the merger or consolidation, (ii) shares of any other corporation which at the Effective Time or consolidation are either listed on a national securities exchange or that has more than 2,000 shareholders, (iii) cash in lieu of fractional shares, or (iv) any combination of the foregoing shares and cash in lieu of fractional shares.

Sale of Assets; Dissolution; Winding Up	The MBCA provides that the holders of a majority of the voting power of the outstanding voting stock of a corporation must vote to approve (a) the disposition of	The DGCL provides that the holders of a majority of the outstanding voting stock of a corporation must vote to approve (a) the disposition of all or

Legal issue	MBCA and governing documentation	DGCL and proposed governing documentation
	substantially all of the corporation’s property and assets not in the usual and regular course of its business, and (b) the dissolution of the corporation.	substantially all of a corporation’s property and assets, and (b) the dissolution of the corporation.
Limitation on Personal Liability of Directors and Officers
The MBCA provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation. Such articles of incorporation may not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for illegal distributions, (d) for any transaction from which the director derived an improper personal benefit, or (e) for any act or omission occurring prior to the date when the provision in the articles of incorporation eliminating or limiting liability becomes effective.

No director or officer of the Company shall be liable to the Company or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except with respect to (a) breach of the director’s or officer’s duty of loyalty to the Company or its shareholders, (b) acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of law, (c) liability under Section 174 of the DGCL, or (d) a transaction from which the director or officer derived an improper personal benefit.

Background of the Proposal
The Company’s Board of Directors considered the issue of the Company’s jurisdiction of incorporation in response to a number of factors including the relocation of the Company’s corporate headquarters from Minnesota to New York in 2024 and the financial market’s expectations with regard to the Company.
The Board’s Evaluation of the Delaware Redomestication
The Board was informed by legal counsel regarding the development of corporate law in the United States and on other companies’ incorporation decisions. Each state’s laws operate under the same federal constitutional framework and draw on a common law heritage. Delaware is the leading jurisdiction for publicly traded corporations listed on American stock exchanges. More than half of such corporations, including 67.7% of Fortune 500 companies, have chosen to be incorporated under the DGCL. Delaware is also the leading jurisdiction for out-of-state incorporations, where a corporation headquartered in one state chooses to incorporate in another state.
Delaware also offers more stability than other states, exemplified by a requirement in the Delaware Constitution that requires a two-thirds majority in each house of the legislature to approve changes to the DGCL. These features of Delaware’s law have made it more advantageous for incorporation than other states. Since then, Delaware law has emphasized consistency, predictability, stability. In addition, the Delaware Court of Chancery and Supreme Court are highly respected and experienced business courts. They have an extensive body of case law. Trials are before judges who are experts in corporate law. The Delaware statutory and judicial system has long and widely been lauded for its expertise.
In addition, the Board evaluated and confirmed that the Delaware Redomestication would not materially alter any other economic rights of the Company’s shareholders. For example, Delaware law would not alter the Company’s ability to pay dividends or repurchase stock. The Board confirmed that the Delaware Redomestication will not have any materially adverse accounting, tax or other financial implications and will not affect the public trading of the Company’s shares.
A company that chooses to be incorporated under the DGCL is choosing only to have its internal affairs governed by Delaware law, including the interpretation of its certificate of incorporation and the relationships between its shareholders and directors. Incorporating in Delaware means that the DGCL will apply; it does not necessarily mean that other Delaware laws or regulations will apply. A company that is incorporated in Delaware is generally subject to regulation wherever it does business, and its Delaware charter will not immunize it in any way from regulations unrelated to its internal affairs. For example, the Company conducts its solar business operations in Hawaii and New York, and therefore as a Delaware corporation it would be subject to the solar business-related laws and regulations of each of those states, but not those of Delaware, as well as any applicable federal laws and regulations. Additionally, Delaware’s legislature regularly reviews and updates the DGCL, perceived by some to make the DGCL more flexible and responsive than the MBCA.
The Company’s Board balanced these considerations and concluded that in its business judgment, it is in the best interests of the Company and all its shareholders to convert to a Delaware Corporation pursuant to the Delaware Redomestication.
The Board recommends that the shareholders of the Company approve the Delaware Corporation Proposal and approve the conversion of the Company from a Minnesota Corporation to a Delaware Corporation.
Although the Board believes that the Delaware Redomestication is in the best interests of the Company and all of its shareholders, there can be no assurance that the Delaware Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from being incorporated in Delaware or the application of the DGCL to the internal affairs of the Company.
What Doesn’t Change After Delaware Redomestication?
Apart from being governed by the Delaware Charter, Delaware Bylaws and the DGCL, following completion of the Delaware Redomestication, the Company will continue to exist in the form of a Delaware corporation and cease to exist as a Minnesota corporation. By virtue of the Delaware Redomestication, the Delaware Corporation will be a continuation of the Minnesota Corporation and all of the rights, privileges, and powers of the Minnesota Corporation, and all property, real, personal, and mixed, and all debts due to the Minnesota Corporation, as well as all other things and causes of action belonging to the Minnesota Corporation, will remain vested in the Delaware Corporation and will be the property of the Delaware Corporation. All rights of creditors and all liens upon any property of the Minnesota Corporation will be preserved unimpaired (subject to timely UCC filings). In addition, all debts, liabilities, and duties of the Minnesota Corporation will remain attached to the Delaware Corporation and may be enforced against the Delaware Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Minnesota Corporation.
The conversion of the Minnesota Corporation into the Delaware Corporation and the resulting cessation of the Company’s existence as a corporation of Minnesota will not affect any obligations or liabilities of the Company incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Company with respect to matters arising prior to the conversion.
The Delaware Redomestication will not result in any change in business, jobs, management, properties, location of any of our offices or facilities, number of employees, obligations, assets, liabilities or net worth.
Our management, including all directors and officers, will remain the same in connection with the Delaware Redomestication and will have identical positions with the Delaware Corporation.
We will continue to be a publicly held company following completion of the Delaware Redomestication, and our common stock will continue to be listed and traded on The Nasdaq Capital Market. We will continue to file required periodic reports and other documents with the SEC. We do not expect there to be any interruption in the trading of our common stock as a result of the Delaware Redomestication. We and our shareholders will be in the same respective positions under the federal securities laws after the Delaware Redomestication as we and our shareholders were prior to the Delaware Redomestication.

Upon conversion, each outstanding share of Minnesota Corporation Common Stock will automatically be converted into one share of Delaware Corporation Common Stock, and each share of Minnesota Corporation Series C Convertible Preferred Stock will automatically be converted into one share of Delaware Corporation Series C Convertible Preferred stock, Holders of physical stock certificates, may, but are not required to exchange your existing stock certificates of the Company for stock certificates of the Delaware Corporation.
All of the Company’s obligations under the Company’s equity compensation plans will be obligations of the Delaware Corporation. Each outstanding option to purchase shares of Minnesota Corporation Common Stock under these plans will be converted into an option to purchase a number of shares of the Delaware Corporation Common Stock based on the Reverse Split on the same terms and conditions as in effect immediately prior to the Delaware Redomestication. Each other stock award will be converted to an equivalent award with the same terms issued by the Delaware Corporation.
Material U.S. Federal Income Tax Consequences
We believe that for federal income tax purposes no gain or loss will be recognized by the Company, the Minnesota Corporation, or the shareholders of the Company who receive the Delaware Corporation Common Stock for their Minnesota Corporation Common Stock or Minnesota Preferred Stock in connection with the Delaware Redomestication. Each shareholder’s holding period of the Delaware Corporation Common Stock or Series C Convertible Preferred Stock received in the Delaware Redomestication will include the holding period of the common stock or preferred stock converted into that Delaware Corporation Common Stock or Series C Convertible Preferred Stock, provided the shares are held by such shareholder as a capital asset at the time of the Delaware Redomestication.
This Proxy Statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, shareholders who hold their stock through a partnership or as part of a straddle or other derivative arrangement, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above, and shareholders are urged to consult their own tax advisors as to the consequences to them of the Delaware Redomestication under all applicable tax laws.
This discussion is based on the U.S. Internal Revenue Code (the “Tax Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
Accounting Consequences Associated with the Redomestication You should consult your own tax advisor to determine the particular tax consequences to you of the Delaware Redomestication, including the applicability and effect of U.S. federal, state, local, foreign and other tax laws.
Appraisal Rights
Under the MBCA, holders of our Common Stock are not entitled to appraisal rights with respect to the Delaware Redomestication described in this proposal but holders of our Series C Convertible Preferred Stock are entitled to appraisal rights including the right to object to the Delaware Redomestication and obtain payment from the Company for the fair value of their shares at the time the Delaware Redomestication closes.
Required Vote
We ask our shareholders to approve the Delaware Redomestication and the adoption of the Plan of Conversion (as set forth in Annex 3) including the adoption of the Delaware Charter (as set forth in Annex 1) and the Delaware Bylaws (as set forth in Annex 2). This proposal to approve the Delaware Redomestication and the adoption of the Delaware Corporation Proposal requires the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote thereon at the Special Meeting, together with the Series C Convertible Preferred voting on an as converted basis as a single class in accordance with the Certificate of Designation, as further described in this proxy statement under the heading titled “Who is entitled to vote at the meeting?”.
Each share of Series C Convertible Preferred Stock and each outstanding restricted stock unit, option or right to acquire shares of Minnesota Corporation Common Stock will continue in existence and automatically become a share of Series C Convertible Preferred Stock, restricted stock unit, option or right to acquire an equal number of shares of the Delaware Corporation Common Stock under the same terms and conditions.
Conclusion
After careful review of all of the factors, taken together, the Board believe that the Delaware Redomestication is in the best interests of the Company and all of its shareholders, and the Board recommends that shareholders vote “FOR” the Delaware Redomestication.
Effect of Not Obtaining the Required Vote for Approval
If the Delaware Corporation Proposal fails to obtain the requisite vote for approval, the Delaware Redomestication will not be consummated, and the Company’s domicile will be unchanged by this vote.

PROPOSAL NO. 2
NAME CHANGE PROPOSAL
The Board of Directors of the Company has determined to recommend that our shareholders approve the change of the Company’s legal name from Pineapple Energy Inc. to SUNation Energy, Inc. The Board has determined that the name change is in the best interests of the Company and its shareholders and has approved the change of the Company’s legal name.
The Board has determined that the adoption of SUNation Energy, Inc. as our corporate name leverages the significant brand equity generated by our New York-based subsidiary (SUNation Solar Systems, Inc., or “SUNation”) and addresses our observations that the Pineapple Energy brand was virtually unknown to our current customer base. For more than twenty (20) years, residential and commercial customers have identified SUNation with an outstanding end-to-end experience, high-quality engineering and installation, and dependable aftermarket support. As one of the industry’s original solar energy companies, the Board has concluded that the adoption of the SUNation Energy, Inc. name more fully reflects our values and clearly defines our path forward as a trusted provider of solar electricity with battery storage. In connection with the name change, we intend to change our stock ticker on The Nasdaq Capital Market to “SUNE” or similar, depending on availability to be determined by The Nasdaq Capital Market.
We ask our shareholders to approve the change in the Company’s name to SUNation Energy, Inc. and the adoption of the Name Change Proposal.
This proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting. After careful review of all of the factors, taken together, the Board believe that the change in the Company’s name to SUNation Energy, Inc. is in the best interests of the Company and all of its shareholders, and the Board recommends that shareholders vote “FOR” the Name Change Proposal.
Effect of Not Obtaining the Required Vote for Approval
If the Name Change Proposal fails to obtain the requisite vote for approval, the name of the Company will remain “Pineapple Energy, Inc.”

PROPOSAL NO. 3
ADJOURNMENT PROPOSAL
We are asking shareholders to approve a proposal to permit us to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies in the event that, at the Special Meeting, there are insufficient votes to approve any of the proposals (the “Adjournment Proposal”).
In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting, and any later adjournments, to another time and place. If our shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to a later date and use the additional time to solicit additional proxies in favor of the other proposals, including the solicitation of proxies from holders of our common stock that have previously voted against any of the proposals. If the Adjournment Proposal is approved, we could adjourn the Special Meeting without a vote on the proposals even if we had received proxies representing votes against such proposal such that it would not be approved by the vote required and seek to convince the holders of those shares to change their votes to votes in favor of such proposal. If you have previously submitted a proxy on any proposal and wish to revoke it upon adjournment or postponement of the Special Meeting, you may do so.
The length of time the Special Meeting is adjourned or postponed will depend on the circumstances and will be determined by the Company. If the Special Meeting is adjourned for more than 120 days after the date fixed for the original meeting date, we will be required to provide our shareholders with formal notice of the adjourned meeting.
Our Board believes that if the number of shares of our common stock present or represented at the Special Meeting is insufficient to approve any of the other proposals, it is in the best interests of our shareholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve these proposals.
This proposal requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting.
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3: ADJOURNMENT PROPOSAL

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth certain information regarding the beneficial ownership of the Company’s voting stock and common stock by (i) each person known by the Company to beneficially own more than 5% of our voting stock or common stock, (ii) each current executive officer and director of the Company, (iii) each of the Named Executive Officers of the Company for the fiscal year ended December 31, 2023, and (iv) all current executive officers and directors of the Company as a group, in each case based upon information available to the Company as of September 10, 2024. Unless otherwise noted, the address of each person is 171 Remington Boulevard, Ronkonkoma, NY 11779.
Percentage ownership of common stock is based on 15,488,161 shares of our common stock outstanding as of September 10, 2024. Percentage ownership of Proposal 1 is based on 23,106,768 shares of voting stock, which is the aggregate of our common stock and 7,618,607 shares of our Series C Convertible Preferred Stock entitled to vote for such proposal as of September 10, 2024. As described elsewhere in this proxy statement, our Series C Convertible Preferred Stock is entitled to vote solely for the purpose of the Delaware Corporation Proposal (Proposal 1) and subject to, as applicable, certain beneficial ownership limitations, which provide that a holder of such preferred stock will not have the right to convert or vote any portion thereof if such holder, together with its affiliates, would beneficially own in excess of 4.99% (or, upon election by such holder prior to the issuance of any shares of such preferred stock, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to such conversion, provided that such holder may, upon at least 61 days’ prior notice to us, may decrease or increase such limitation up to a maximum of 9.99% of the number of shares of our common stock outstanding.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of options, warrants, preferred stock, and other securities that are immediately exercisable or convertible, or exercisable or convertible within 60 days of September 10, 2024. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

	(Proposal 1)		(Other Proposals)
	Voting Stock		Common Stock
Beneficial Owner	Number of Shares	Percentage	Number of Shares	Percentage
Hudson Bay Capital Management LP(1)	1,718,994	9.99%	—	—
Sabby Volatility Warrant Master Fund LTD(2)	1,718,994	9.99%	—	—
Bigger Capital Fund, LP and District 2 Capital Fund LP(3)	1,718,994	9.99%	—	—
Funds associated with Anson Investments(4)	1,718,994	9.99%	—	—
Roger H.D. Lacey	16,009	*	16,009	*
Scott Maskin	36,473	*	36,473	*
Spring Hollis	—	—	—	—
Henry Howard	—	—	—	—
Kevin O’Connor	16,100	*	16,100	*
James Brennan	35,106	*	35,106	*
Andrew Childs	—	—	—	—
Kristin Hlavka	2,487	*	2,487	*
Kyle Udseth(5)	—	—	—	—
Eric Ingvaldson(6)	—	—	—	—
All current executive officers and directors as a group (8 persons)	106,175	*	106,175	*

*	Less than one percent
(1)
Based on information available to the Company and otherwise contained in a Schedule 13G/A filed by Hudson Bay Capital Management LP (“Hudson Bay”) with the SEC on February 6, 2024, Hudson Bay has shared voting and dispositive power over 4,287,104 shares of common stock issuable upon exercise of warrants and/or conversion of shares of convertible preferred stock, subject to a limitation on beneficial ownership of 9.99% of our common stock. Hudson Bay serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities are held. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay. The principal business address of Hudson Bay is 28 Havemeyer Place, 2nd Floor, Greenwich CT 06830.
(2)
Based on information available to the Company, Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The principal business address of Sabby Volatility Warrant Master Fund, Ltd. is c/o  Captiva (Cayman) Ltd, Governers Square, Bldg 4, 2nd Floor, 23 Lime Tree Bay Avenue, P.O. Box 32315, Grand Cayman, KY1-1209, Cayman Islands.

(3)
Based on information available to the Company, Bigger Capital Fund GP, LLC, the general partner of Bigger Capital Fund, LP, and each of (i) District 2 Capital LP, the investment manager of District 2 Capital Fund LP, (ii) District 2 GP LLC, the general partner of District 2 Capital Fund LP, and (iii) District 2 Holdings LLC, the managing member of District 2 GP LLC, have discretionary authority to vote shares of our Series C Convertible Preferred Stock held, by Bigger Capital Fund, LP and District 2 Capital Fund LP, respectively, and may be deemed to be the beneficial owner of these shares. Michael Bigger is the managing member of Bigger Capital Fund GP, LLC and is the managing member of District 2 Holdings LLC. The principal business address of Bigger Capital Fund, LP is 11700 West Charleston Blvd, #170-659, Las Vegas, NV 89135. The principal business address of District 2 Capital Fund LP is 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(4)
Based on information available to the Company, Anson Advisors Inc. and Anson Funds Management LP, the co-investment advisers of Anson Investments Master Fund LP (“AIMF”) and Anson East Master Fund LP (“AEMF”), have discretionary authority to vote shares of our Series C Convertible Preferred Stock held by AIMF and AEMF, respectively. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these Common Shares except to the extent of their pecuniary interest therein. The principal business address of AIMF and AEMF is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(5)	Based on information available to the Company. Mr. Udseth, the Company’s former Chief Executive Officer, was a Named Executive Officer of the Company for the fiscal year ended December 31, 2023.
(6)	Based on information available to the Company. Mr. Ingvaldson, the Company’s former Chief Financial Officer, was a Named Executive Officer of the Company for the fiscal year ended December 31, 2023.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
A number of brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Corporate Secretary, 171 Remington Boulevard, Ronkonkoma New York 11779. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.
Where You Can Find More Information
The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov. You may also find any document we file with the SEC on our website at https:// www.pineappleenergy.com under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company’s Corporate Secretary at 171 Remington Boulevard, Ronkonkoma New York 11779.

OTHER MATTERS
Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgment of the persons acting as proxies.

By Order of the Board of Directors,

Roger H.D. Lacey, Chairman

ANNEX 1

CERTIFICATE OF INCORPORATION OF THE DELAWARE CORPORATION
CERTIFICATE of INCORPORATION
of
SUNATION ENERGY, INC.

Pursuant to Sections 242, 245 and 303 of the
General Corporation Law of the State of Delaware
The undersigned, being of legal age, do hereby certify pursuant to the provisions of the General Corporation Law of the State of Delaware (“GCL”), as follows:
Article I.	Name: The name of this corporation is SUNation Energy, Inc. (“Corporation”).
Article II.
Registered and Principal Office: The address of the Corporation’s registered office in the State of Delaware is c/o Cogency Global Inc., 850 New Burton Rd, Suite 201, in the city of Dover, County of Kent, Delaware 19904. The Registered Agent in charge thereof is Cogency Global Inc.

Article III.	Purpose: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the GCL.
Article IV.	Existence: The Corporation is to have perpetual existence.
Article V.	Capital Stock:
Section 5.01	Authorized Shares.
(a)	The total number of shares of stock which the Corporation is authorized to issue is 25,000,000 common shares, par value $0.05 per share and 3,000,000 preferred shares, par value $1.00 per share.
(b)
No holder of any class or series of stock of the Corporation shall have any preemptive rights with respect to any class or series of stock or any other capital stock of the Corporation, or to any obligations convertible (directly or indirectly) into capital stock of the Corporation, whether now or hereafter authorized.

(c)	There shall be no cumulative voting of directors.
The following is a statement of the designations and the powers, preferences and special rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.
Section 5.02	Common Stock
(d)
All of the voting power of the stockholders of the Corporation shall be vested in the holders of the common stock, except as otherwise provided by the GCL or this Certificate of Incorporation and subject to the rights of holders of any series of preferred stock.

(e)	Each holder of common stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation.
(f)	The holders of shares of Common Stock shall at all times vote together as one class on all matters submitted to a vote of the stockholders including without limitation the election of directors.
(g)
No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

(h)
Except as otherwise provided by the GCL or this Certificate of Incorporation and subject to the rights of holders of any series of preferred stock, the holders of common stock shall share ratably in all dividends, as may from time to time be declared by the Board of Directors of the Corporation (the “Board”) in respect of the common stock out of funds legally available for the payment thereof and payable in cash, stock or otherwise, and in all other distributions (including without limitation the dissolution, liquidation and winding up of the Corporation), whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise, after payment of all liabilities and liquidation preference on any outstanding preferred stock.
Section 5.03	Preferred Stock.
a)
The board of directors is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of the Preferred Stock if the holders of the Preferred Stock are entitled to vote separately thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any outstanding preferred Stock or any other series of preferred stock).

b)
35,000 shares of the authorized preferred stock of the Corporation are hereby designated “Series C Convertible Preferred Stock” (the “Series C Preferred Stock”) with a par value of $1.00 per share and a stated value equal to $1,000.00 (the “Stated Value”), and with the following rights, preferences, powers and restrictions, qualifications and limitations set forth below:

(i)	For the purposes of the Series C Preferred Stock , the following terms shall have the following meanings.
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.
“Alternate Consideration” shall have the meaning set forth in paragraph b)(v)(d) of this Section 5.03.
“Attribution Parties” shall have the meaning set forth in paragraph b)(iv)(d) of this Section 5.03.
“Beneficial Ownership Limitation” shall have the meaning set forth in paragraph b)(iv)(d) of this Section 5.03.
“Bloomberg” means Bloomberg Financial Markets.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
“Buy-In Failure” shall have the meaning set forth in paragraph b)(iv)(c)(D) of this Section 5.03.
“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(Xl) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation (other than by means of conversion or exercise of Preferred Stock and the Warrants), (b)the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 67% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation (and all of its Subsidiaries, taken as a whole) directly or indirectly, sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 67% of the aggregate voting power of the acquiring Person immediately after the transaction, (d) a replacement at one time or within a one year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the Corporation's common stock, par value $0.05 per share, and any other class of securities into which such common stock may hereafter be reclassified or changed.
“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
“Conversion Amount” means the sum of the Stated Value at issue.
“Conversion Date” shall have the meaning set forth in paragraph b)(iv)(a) of this Section 5.03.
“Conversion Price” shall have the meaning set forth in paragraph b)(iv)(b) of this Section 5.03.
“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.
“Distribution” shall have the meaning set forth in paragraph b)(v)(c)of this Section 5.03.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Fundamental Transaction” shall have the meaning set forth in paragraph b)(v)(d) of this Section 5.03.
“Holder” means a holder of the Preferred Stock.
“Minimum Price” means $0.79146.
“New York Courts” shall have the meaning set forth in paragraph b)(vi)(d) of this Section 5.03.
“Notice of Conversion” shall have the meaning set forth in paragraph b)(iv)(a) of this Section 5.03.
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Preferred Stock” shall mean the Corporation’s Series C Preferred Stock.
“Purchase Rights” shall have the meaning set forth in paragraph b)(v)(b) of this Section 5.03.
“Reincorporation Proposal” shall mean the proposal submitted to the Corporation's shareholders at a meeting of shareholders to be held by the Corporation to approve the changing of the Corporation's state of incorporation from the State of Minnesota to the State of Delaware.
“Required Holders” shall have the meaning set forth in paragraph b)(iii) of this Section 5.03.
“Securities” means the Preferred Stock and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Securities Exchange Agreements” means the Securities Exchange Agreements, each dated as of September 9, 2024, by and among the Corporation and each of the Holders.
“Share Delivery Date” shall have the meaning set forth in paragraph b)(iv)(c) of this Section 5.03.
“Standard Settlement Period” shall have the meaning set forth in paragraph b)(iv)(c)(A) of this Section 5.03.
“Stated Value” shall have the meaning set forth above.
“Successor Entity” shall have the meaning set forth in paragraph b)(v)(d) of this Section 5.03.
“Trading Day” means a day on which the principal Trading Market is open for business.
“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).
“Transfer Agent” means Equiniti Trust Company, the current transfer agent of the Corporation, and any successor transfer agent of the Corporation.
“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and the exercise of the Warrants.
“Warrants” means the Warrants to purchase Common Stock issued by the Corporation to the Holders on March 28, 2022.
(ii)
Dividends. If the Corporation declares, pays or sets aside any dividends on shares of Common Stock of the Corporation (other than dividends on shares of Common Stock payable in shares of Common Stock), the Holders of the Preferred Stock then outstanding shall be entitled to participate in such dividend on each outstanding share of Preferred Stock in an amount at least equal to that dividend per share of Preferred Stock as would equal the product of (A) the dividend payable on each share of Common Stock determined, if applicable, as if all shares of such class or series had been converted into Common Stock and (B) the number of shares of Common Stock issuable upon conversion of a share of Preferred Stock, in each case calculated on the record date for determination of holders entitled to receive such dividend.

(iii)
Voting Rights. Except as otherwise provided herein the Series C Preferred Stock shall not be entitled to vote on any matter except to the extent required by law. As long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Preferred Stock (the “Required Holders”), (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, (b) authorize or create any class of stock ranking as to redemption senior to the Series C Preferred Stock, (c) amend its articles of incorporation or other charter documents in any manner that adversely affects any rights of the Holders, (d) increase the number of authorized shares of Series C Preferred Stock, or (e) enter into any agreement with respect to any of the foregoing.

(iv)	Conversion.
(a)
Conversions at Option of Holder. Each share of Series C Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in paragraph b)(iv)(d) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Series C Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date''). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and shall not be reissued.
(b)	Conversion Price. The conversion price for the Preferred Stock shall equal $0.45, subject to adjustment herein (the “Conversion Price”).
(c)	Mechanics of Conversion.
A.
Delivery of Conversion Shares Upon Conversion. Not later than the earlier of (i) one (1) Trading Day and (ii) the number of Trading Days comprising the Standard Settlement Period(as defined below) after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Preferred Stock which shall be free of restrictive legends and trading restrictions. The Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 5.03 electronically through the Depository Trust Company or another established clearing corporation performing similar functions. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Corporation's primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

B.
Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Notice of Conversion.

C.
Obligation Absolute: Partial Liquidated Damages. The Corporation's obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. ln the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. If the Corporation fails to deliver to a Holder such Conversion Shares pursuant to paragraph b) (iv)(c)(A) of this Section 5.03 by the Share Delivery Date applicable to such conversion, the Corporation shall pay to such Holder, in cash, as liquidated damages and not as a penally, for each $5,000 of Stated Value of Preferred Stock being converted, $50 per Trading Day (increasing to $100 per Trading Day on the third Trading Day and increasing to $200 per Trading Day on the sixth Trading Day after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered or Holder rescinds such conversion. Nothing herein shall limit a Holder's right to pursue actual damages for the Corporation's failure to deliver Conversion Shares within the period specified herein and such Holder shall have the light to pursue all remedies available to it hereunder; at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.
D.
Compensation for Buy-In on Failure to Timely Deliver Conversion Shares Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable Conversion Shares by the Share Delivery Date pursuant to paragraph (b)(iv)(c)(A) of this Section 5.03, and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or such Holder's brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In Failure”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder's total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (l) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under paragraph b)(iv)(c)(A) of this Section 5.03. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation's failure to timely deliver the Conversion Shares upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

E.
Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock, as herein provided, free from preemptive lights or any other actual contingent purchase rights of Persons other than the Holder (and the other Holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of paragraph b)(v)) of this Section 5.03) upon the conversion of the then outstanding shares of Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

F.
Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share. Notwithstanding anything to the contrary contained herein, but consistent with the provisions of this subsection with respect to fractional Conversion Shares, nothing shall prevent any Holder from converting fractional shares of Preferred Stock.

G.
Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

(d)	Beneficial Ownership Limitation.
The Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder's Affiliates, and any Persons acting as a group together with such Holder or any of such Holder's Affiliates (such Persons, “Attribution Parties”)) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this paragraph b)(iv)(d) of this Section 5.03, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this paragraph b)(iv)(d)of this Section 5.03 applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties)and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this paragraph b)(iv)(d) of this Section 5.03, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request (which maybe via email) of a Holder, the Corporation shall within one Trading Day confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any shares of Preferred Stock, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this paragraph b) (iv)(d) of this Section 5.03 applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Preferred Stock held by the Holder and the provisions of this paragraph b)(iv)(d) of this Section 5.03 shall continue to apply. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this paragraph b)(iv)(d) of this Section 5.03 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor Holder of Preferred Stock. Notwithstanding anything in this Certificate of Designation to the contrary, upon the election of a Holder made prior to the issuance of any shares of Preferred Stock, the Beneficial Ownership Limitation and this paragraph (b)(iv)(d) of this Section 5.03 shall not apply to any conversion of Preferred Stock in connection with a Change of Control Transaction.
(v)	Certain Adjustments.
(a)
Stock Dividends and Stock Splits. If the Corporation, at any time while this Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common

Stock issued by the Corporation upon conversion of this Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock(excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this paragraph b)(v)(a) of this Section 5.03 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date it the case of a subdivision, combination or re-classification.
(b)
Subsequent Rights Offerings. In addition to any adjustments pursuant to paragraph b)(v)(a) of this Section 5.03, if at any time the Corporation grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of such Holder's Preferred Stock (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c)
Pro Rata Distributions. During such time as this Preferred Stock is outstanding, if the Corporation declares or makes any dividend or other distribution of its assets (or rights to acquire its assets)to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Preferred Stock, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Preferred Stock(without regard to any limitations on conversion hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(d)
Fundamental Transaction. If, at any time while this Preferred Stock is outstanding, (A) the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the

Corporation is the surviving corporation) another Person, Affiliate or group (as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder) (“Subject Entity''), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Corporation or any of its “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities, or(iii) make, or allow one or more Subject Entities to make, or allow the Corporation to be subject to or have its shares of Common Stock be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either(x) 50%ofthe outstanding shares of Common Stock, (y) 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all Subject Entities making or party to, or Affiliated with any Subject Entities making or party to, such purchase, tender or exchange offer were not outstanding; or (z) such number of shares of Common Stock such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50% of the outstanding shares of Common Stock, (y) at least 50% of the outstanding shares of Common Stock calculated as if any shares of Common Stock held by all the Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such stock purchase agreement or other business combination were not outstanding; or (z) such number of shares of Common Stock such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the outstanding shares of Common Stock, or (v) reorganize, recapitalize or reclassify its shares of Common Stock,(B) the Corporation shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any Subject Entity individually or the Subject Entities in the aggregate to be or become the “beneficial owner'' (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock, (y) at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock not held by such Subject Entities as of the effective date of the Securities Exchange Agreements calculated as if any shares of Common Stock held by all such Subject Entities were not outstanding, or (z) a percentage of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or other equity securities of the Corporation sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other shareholders of the Corporation to surrender their Common Stock without approval of the shareholders of the Corporation or (C) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction (each a “Fundamental Transaction”) ,then, upon any subsequent conversion of this Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in paragraph b)(iv)(d) on the conversion of this Preferred Stock), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Preferred Stock is convertible immediately prior to such Fundamental Transaction (without regard to any limitation paragraph b)(iv)(d) of this Section 5.03 on the conversion of this Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new Certificate of Designation with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders' right to convert such Preferred stock into Alternate Consideration. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation and the Warrants in accordance with the provisions of this paragraph b)(v)(d) of this Section 5.03 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder(without unreasonable delay) prior to such Fundamental Transaction and shall at the option of the Holder of this Preferred Stock, deliver to the Holder in exchange for this Preferred Stock a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Preferred Stock which is convertible for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon conversion of this Preferred Stock (without regard to any limitations on the conversion of this Preferred Stock) prior to such Fundamental Transaction, and with a conversion price which applies the conversion price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such conversion price being for the purpose of protecting the economic value of this Preferred Stock immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the Warrants referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the Warrants with the same effect as if such Successor Entity had been named as the Corporation herein.
(e)
Calculations. All calculations under this paragraph b)(v) of this Section 5.03 shall be made to the nearest cent or the nearest 1 /100th of a share, as the case may be. For purposes of this paragraph b)(v) of this Section 5.03, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

(f)	Notice to the Holders.
A.
Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this paragraph b)(v) of this Section 5.03, the Corporation shall promptly deliver to each Holder by facsimile or email a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

i.
Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D)the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation (and all of its Subsidiaries, taken as a whole), or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Preferred Stock, and shall cause to be delivered by facsimile or email to each Holder at its last facsimile number or email address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Corporation or any of the Subsidiaries, the Corporation shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to convert the Conversion Amount of the Preferred Stock (or any part hereof) during the 20-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(vi)	Miscellaneous.
(a)
Notices. Any and all notices or other communications or deliveries to be provided by the Holder and related to the rights preferences and privileges set forth herein, hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Andy Childs, facsimile number 631-730-9455,e-mail address andy.childs@pineappleenergy.com, or such other facsimile number, e-mail address or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this paragraph (vi)(a) of this Section 5.03. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile or e-mail attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of such Holder appearing on the books of the Corporation, or if no such facsimile number, e-mail address or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Securities Exchange Agreements. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth or referenced in this Section prior to 5:30 pm. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or e-mail attachment at the e-mail address set forth or referenced in this Section on a day that is not a Trading Day or later than 5:30p.m. (New York City time) on any Trading Day, (iii)the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.
(b)
Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Incorporation shall alter or impair the obligation of the Corporation, which is absolute and unconditional to pay liquidated damages, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

(c)
Lost or Mutilated Preferred Stock Certificate. If a Holder's Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

(d)
Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Incorporation and related to the Series C Preferred Stock shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of laws thereof. So long as any shares of Series C Preferred Stock are outstanding, any legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Certificate of Incorporation that is related to the rights, preferences and privileges of the Series C Preferred Stock (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). With respect to the rights, preferences and privileges of the Series C Preferred Stock, the Corporation and each Holder hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute under this Section 5.03 b) (vi) (d) or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New Yolk Courts are improper or inconvenient venue for such proceeding. With respect to the rights, preferences and privileges of the Series C Preferred Stock, the Corporation and each Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Incorporation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. With respect to the rights, preferences and privileges of the Series C Preferred Stock, the Corporation and each Holder hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Incorporation or the transactions contemplated hereby. With respect to the rights, preferences and privileges of the Series C Preferred Stock, if the Corporation or any Holder shall commence an action or proceeding to enforce any provisions of this Certificate of Incorporation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.
(e)
Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Incorporation and related to the rights preferences and privileges set forth herein, shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Incorporation related to the rights preferences and privileges set forth herein or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Incorporation related to the rights preferences and privileges set forth herein on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Incorporation related to the rights preferences and privileges set forth herein on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

(f)
Severability. If any provision of this Certificate of Incorporation is invalid, illegal or unenforceable, the balance of this Certificate of Incorporation shall remain in effect and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

(g)
Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment or other obligation shall be made or performed on the next succeeding Business Day.

(h)	Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.
(i)
Status of Converted or Reacquired Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Securities Exchange Agreements. If any shares of Preferred Stock shall be converted or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as its Series C class of Preferred Stock.

Article VI.	Board of Directors:
Section 6.01
Management. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority that are expressly conferred upon the Board by statute, by this Certificate of Incorporation, and by the bylaws of the Corporation (the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the GCL and this Certificate of Incorporation; provided that no provision of any Bylaws that may be adopted in the future by the stockholders shall invalidate any prior act of the Board that was otherwise valid at the time such act was taken.

Section 6.02	Number of Directors. The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.
Section 6.03
Audit Committee. The Board shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board and specified for it under applicable law.
Section 6.04
Corporate Governance and Nominating Committee. The Board shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board by identifying individuals qualified to become members of the Board consistent with criteria approved by the Board, to recommend to the Board for its approval the slate of nominees to be proposed by the Board to the stockholders for election to the Board and to develop and recommend to the Board the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board and specified for it under applicable law. In the event the corporate governance and nominating committee does not recommend that a then incumbent director be included in the slate of nominees to be proposed by the Board for election to the Board, and provided such incumbent director has not notified the committee that such incumbent director will be resigning or that such incumbent director does not intend to stand for re-election to the Board, then in the event of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Section 1.11 (advance notice of stockholder business) and Section 1.12 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Section 1.11 and Section 1.12 of the Bylaws for stockholders to submit nominations for directors at such special meeting.

Section 6.05
Compensation Committee. The Board shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board a compensation program for outside members of the Board, as well as such other duties and responsibilities delegated to it by the Board and specified for it under applicable law.

Section 6.06
Vacancies. Newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause shall be filled exclusively by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by stockholders. Any director so chosen shall hold office for the remainder of the full term of the other directors and until his successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 6.07
Removal. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

Section 6.08
Ratification. The directors in their sole discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract. The directors shall submit such contract or act for approval whenever they are required to do so by applicable law. Any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the outstanding shares of stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote (provided that a lawful quorum of stockholders is represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by all of the stockholders of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests or for any other reason.

Article VII.	Elimination of Liabilities of Directors:
Section 7.01
Exculpation. No director or senior officer of the Corporation shall be liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except with respect to (a) breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) acts or omissions not made in good faith or which involve intentional misconduct or a knowing violation of law, (c) liability under Section 174 of the GCL, or (d) a transaction from which the director or senior officer derived an improper personal benefit.

Section 7.02
Delaware Law. It is the intention of Section 6.01 of this Certificate of Incorporation to eliminate the liability of the Corporation’s directors and senior officers to the Corporation and its stockholders to the fullest extent permitted by Delaware statutory law or decisional law, as amended or interpreted, including without limitation Section 102(b)(7) of the GCL.

Article VIII.	Compromises and Arrangements
Section 8.01
Rights of Creditors. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them, and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any stockholder or creditor thereof, or on the application of any receiver or receivers appointed for this Corporation under Section 291 of the GCL, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.

Section 8.02
Binding Effect. If a majority in number representing three fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders of this Corporation as the case may be and also on this Corporation.

Article IX.	Indemnification:
Section 9.01
Suits and Proceedings. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful.

Section 9.02
No Presumption. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

Section 9.03
Derivative Claims. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation; unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses that the Court of Chancery or such other court shall deem proper.
Section 9.04
Expenses. To the extent that a present or former director or officer of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections (1) and (2) of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

Section 9.05
Determinations. Any indemnification under Section 9.01 or Section 9.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination by the Corporation that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Section 9.01 or Section 9.02. Such determination shall be made, with respect to such person, as follows:

(a)	By a majority vote of the directors (the “Disinterested Directors”) who are not parties to such action, suit or proceeding, even though less than a quorum; or
(b)	By a committee of the Board composed exclusively of Disinterested Directors, if such committee has been designated by majority vote of the Disinterested Directors, even though less than a quorum; or
(c)	If there are no Disinterested Directors, or if the Disinterested Directors so direct, by independent legal counsel in a written opinion.
Section 9.06
Advancement of Expenses. The Corporation shall pay, advance, or reimburse the expenses (including attorneys’ fees) incurred by or in behalf of any present or former director, officer, employee, or agents of the Corporation and persons serving at the request of the Corporation as directors, officers, employees or agents of another Corporation, partnership, joint venture, trust or other enterprise, to defend any civil, criminal, administrative or investigative action, suit or proceeding that is specified in Section 9.01 or Section 9.02 in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined by a court having competent jurisdiction of the matter that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX.

Section 9.07
Non-Exclusivity. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders, vote of Disinterested Directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

Section 9.08
No Impairment. A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or the Bylaws shall not be eliminated or impaired by an amendment (an “Impairment Amendment”) to this Certificate of Incorporation or the Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless (i) the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred and (ii) the Impairment Amendment has been approved by majority vote of a quorum of the Disinterested Directors.
Section 9.09
Insurance. The Corporation shall have the power to purchase and maintain insurance at its expense on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article, the GCL, or otherwise.

Section 9.10
Certain Definitions. For purposes of this Article, references to “the Corporation” shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as such person would have had with respect to such constituent corporation if its separate existence had continued; references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

Section 9.11
Benefits. The indemnification and advancement of expenses provided by, or granted pursuant to this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 9.12
Jurisdiction. The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought pursuant to: (a) this Article, (b) any provision of the Bylaws, (c) any agreement, (d) any vote of stockholders, (e) any vote of Disinterested Directors, or (f) otherwise. The Court of Chancery may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

Section 9.13
Employees and Agents. The Corporation may provide indemnification to employees and agents of the Corporation with the same scope and effect as the indemnification of directors and officers that is provided for in this Article.

Section 9.14
If a claim for indemnification pursuant to this Article is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim.

Section 9.15
Neither the failure of the Corporation (including the Board, the Disinterested Directors, or independent legal counsel) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such claimant has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including the Board, the Disinterested Directors, or independent legal counsel) that such claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption thereof. The rights to indemnification and the payment, reimbursement, and advance of expenses that are conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation (as it may be amended, changed, or restated from time to time), the Bylaws, agreement, vote of stockholders, vote of Disinterested Directors, or otherwise.
Section 9.16	The rights to indemnification and the payment, reimbursement, and advance of expenses that are conferred in this Article shall be a contract right.
Section 9.17
Neither any amendment or repeal of any Section of this Article IX, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, shall eliminate or reduce the effect of this Article VIII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Article X.
Meeting of Stockholders; Books. Meetings of the stockholders may be held within or outside the State of Delaware. Subject to the provisions of any law or regulation, the books of the Corporation may be kept within or outside the State of Delaware at such place (or places) as may be designated from time to time by the Board.

Article XI.
Bylaws. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Article XII.
Jurisdiction. Except as set forth in Article V section 5.03 b)(vi)(d), unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the General Corporation Law or the Corporation’s certificate of incorporation or bylaws or (iv) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine, except for, as to each of (i) through (iv) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction. If any provision or provisions of this Article Twelfth shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article Twelfth (including, without limitation, each portion of any sentence of this Article Twelfth containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Article XIII.
Amendment. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, upon the affirmative vote of at least a majority of the shares of voting stock of the Corporation that are outstanding at the time, at a meeting of the stockholders duly called for such purpose.

IN WITNESS WHEREOF, this Certificate of Incorporation has been signed this   day of      , 2024.

BY:
Name:
Title:

ANNEX 2

BYLAWS OF THE DELAWARE CORPORATION
BYLAWS
of
SUNATION ENERGY, INC.
These Bylaws of SUNation Energy, Inc. (the “Corporation”), a Delaware corporation, are effective [•], 2024.
Article I. Meetings of Stockholders
Section 1.01 Annual Meetings. The annual meeting of the stockholders (an “annual meeting”) for the election of directors and the transaction of such other business as may properly come before it shall be held on the date and time at the principal office of the Corporation in the City of Wilmington, State of Delaware or at such other place within or without the State of Delaware as shall be determined by the Board of Directors of the Corporation (the “Board”). Notice of the annual meeting shall be given in accordance with Section 1.03. The Board may in its discretion determine that (a) any annual meeting be held solely by means of remote communication or (b) stockholders may participate in an annual meeting by means of remote communication rather than physically attending such annual meeting and shall be deemed present and entitled to vote at such annual meeting, subject to the conditions imposed by applicable law.
Section 1.02 Special Meetings.
(a)
Meetings called by Board or the CEO together with either the COO or the CFO of the Company. Special meetings of the stockholders (“special meetings”) may be called at any time by the Board or the CEO together with the COO or the CFO of the Company for any purpose or purposes prescribed in a notice of such special meeting. Special meetings called by the Board or the CEO together with either the COO or the CFO shall be held at such place, on such date, and at such time as the Board or the CEO together with either the COO or the CFO shall determine. The Board or the CEO together with either the COO or the CFO may postpone, reschedule or cancel any special meeting of stockholders previously called by the Board or the CEO together with either the COO or the CFO.

(b)	An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the Secretary, shall be prima facie evidence of the giving of such notice.
(c)	A notice given by email pursuant to this Article I must include a prominent legend in the subject line that the communication is an important notice regarding the Corporation.
Section 1.03 Notice of Meetings.
(a)
Written notice stating the time, place, date, and with respect solely to special meetings, the purpose of every meeting of stockholders shall be given not less than ten (10) and not more than sixty (60) days (unless a different time is required by law) prior to the date of the meeting. The notice shall also state the means by which stockholders may participate in the meeting through the use of remote communications, if applicable.

(b)
Notice of any meeting shall be given by or at the direction of the Corporation to each stockholder of record entitled to vote at such meeting. Notice of any meeting shall be given (a) by personal delivery, (b) United States first class mail, postage prepaid or (c) by email as provided in this Section 1.03. Such notice shall be deemed to be given (a) when delivered in person, (b) when deposited in the United States mail addressed to the stockholder at the stockholder’s last address as it appears on the records of the Corporation, with postage prepaid or (c) by email if transmitted to an email address provided by such stockholder to the Corporation for the purpose of receiving notices.

(c)
Any stockholder entitled to notice of a meeting may sign a written waiver of notice in person or by proxy either before or after the meeting. A stockholder’s attendance at a meeting in person or by proxy without protesting the lack of proper notice of such meeting prior to the conclusion of such meeting constitutes waiver of notice, except when such stockholder attends a meeting solely for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate or these bylaws. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 1.04 Quorum. Unless otherwise required by law or the Certificate, at any meeting of the stockholders, one-third (1/3) of the outstanding stock exclusive of treasury stock, shall be necessary to constitute a quorum at meetings of the shareholders. If a quorum is present at any meeting, except for the election of directors which shall be by a plurality vote, a matter other than the election of directors shall be approved if the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number is required by the Articles of Incorporation of the Company. In the absence of a quorum, those present may adjourn the meeting from day to day but not exceeding sixty (60) days.
Section 1.05 Notice of Adjourned Meeting. When a meeting is adjourned to another time or place not more than thirty (30) days from the date of the original meeting (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), the Corporation shall, in accordance with the GCL, not be required to provide separate notice of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are (A) announced at the meeting at which the adjournment is taken and (B) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication. At the continuation of the adjourned meeting, the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with the provisions of Section 1.03 hereof.
Section 1.06 Conduct of the Meeting. The Chair of the Board or in his/her absence, such person as may be chosen by the Board shall call to order any meeting of stockholders and act as chair of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chair appoints. The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as are appropriate, as determined by such chair.
Section 1.07 Proxies and Voting.
(a)
Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A stockholder may authorize another person or persons to act for him, her or it as proxy in the manner provided under Section 212(c) of the GCL or as otherwise provided under Delaware law. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the GCL.

(b)	Any stockholder directly or indirectly soliciting proxies from other stockholders shall use a proxy card color other than white, which shall be reserved for the exclusive use by the Board.
(c)
All voting, including the election of directors but excepting where otherwise required by law, may be by a voice vote; provided, however that upon demand therefore by a stockholder entitled to vote or by such stockholder’s proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. In advance of any meeting of stockholders, the Corporation may, and to the extent required by law shall, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at such meeting may, and to the extent required by the GCL shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his/her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chair of the meeting.
(d)	All matters including the election of directors shall be determined by a majority of the votes cast, except to the minimum extent otherwise required by the GCL.
Section 1.08 Stockholder List.
(a)
A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting, either (i) at the Corporation’s principal place of business during ordinary business hours or (ii) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (iii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available exclusively to stockholders of the Corporation. If the meeting is to be held exclusively by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

(b)
The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 1.09 No Stockholder Action by Written Consent. Any action(s) required or permitted to be taken at any annual or special meeting of stockholders of the Corporation, must be taken at a duly called annual or special meeting of such stockholders and shall not be taken by written consent of such stockholders.
Section 1.10 Record Date.
(a)
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which date shall not precede the date on which the resolution fixing the record date is adopted and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other such action.

(b)
If the Board does not fix a record date in accordance with these Bylaws and applicable law, then (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

(c)
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.11 Advance Notice Of Stockholder Business.
(a)
The business to be conducted at an annual meeting of stockholders shall be limited exclusively to those matters that have been properly brought before such meeting. To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (2) otherwise properly brought before the meeting by or at the direction of the Board, or (3) a proper matter for stockholder action under the GCL that has been properly brought before the meeting by a stockholder (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.11 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 1.11. For such business to be considered properly brought before the meeting by a stockholder, such stockholder must, in addition to any and all other applicable requirements, have given timely notice in proper form of such stockholder’s intent to bring such business before such meeting. To be timely, such stockholder’s notice must be delivered to or mailed and received by the Secretary of the Corporation at the principal office of the Corporation not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the anniversary date of the immediately preceding annual meeting; provided, that in the event no annual meeting was held in the previous year or the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.
(b)	To be in proper form, a stockholder’s notice to the Secretary shall be in writing and shall set forth the following information:
(i)
the name and record address of the stockholder who intends to propose the business and the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder;

(ii)
a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to introduce the business specified in the notice;

(iii)	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting;
(iv)	any material interest of the stockholder in such business; and
(v)	any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(c)
Notwithstanding Section 1.11(b), in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholder’s meeting, stockholders must provide notice as required by and otherwise comply with the requirements of the Exchange Act and the regulations promulgated thereunder.

(d)
No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 1.11. The Board, any officer of the Corporation authorized by the Board, and the chair of the meeting shall have exclusive discretion to determine whether any stockholder intending to bring any item of business has fully complied with these bylaws and with the applicable requirements of the Exchange Act and the regulations promulgated thereunder and may disregard the proposal of any business determined not to be made in compliance with the foregoing procedure. To facilitate the making of any such determination, at the Corporation’s request, any stockholder intending to bring any item of business before a meeting of the stockholders of the Corporation must provide, not later than five (5) business days in advance of the meeting, written certifications as to such stockholder’s compliance and any evidentiary materials to support the basis for such certifications.

(e)
In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period, or extend any time period, for the giving of a stockholder’s notice pursuant to this Section 1.11 or Section 1.12 unless a written exemption is requested and approved by the Board, any committee thereof, any officer of the Corporation authorized by the Board or the chair of the meeting.

Section 1.12 Advance Notice of Director Nominations.
(a)
The procedures set forth in this Section 1.12 are the exclusive means by which a person who is nominated in accordance with the following procedures shall be eligible for election as a director of the Corporation. To be properly brought before an annual meeting of stockholders or any special meeting of stockholders called for the purpose of electing directors, nominations for the election of director must be:

(i)	specified in the notice of meeting (or any supplement thereto);
(ii)	made by or at the direction of the Board; or
(iii)
made by any stockholder of the Corporation (A) who is a stockholder of record on the date of the giving of the notice provided for in this Section 1.12 and on the record date for the determination of stockholders entitled to vote at such meeting and (B) who complies with the notice procedures set forth in this Section 1.12 and with the requirements of the Exchange Act and the regulations promulgated thereunder, including without limitation Rule 14a-19.

(b)
In addition to any other applicable requirements, for a nomination to be made by a stockholder of record, such stockholder of record must have given timely notice thereof in proper written form to the Secretary of the Corporation. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation, in the case of an annual meeting, in accordance with the provisions set forth in Section 1.11, and, in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

(c)	To be in proper written form, such stockholder’s notice to the Secretary must include all of the following:
(i)
as to each person whom the stockholder proposes to nominate for election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such person, (D) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (and identifying such person or persons) pursuant to which the nominations are to be made by such stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors or is otherwise required pursuant to Regulation 14A under the Exchange Act, including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected;

(ii)
a duly executed written representation and agreement by each person whom such stockholder proposes to nominate for election as a director in the form required by the Corporation (which form shall be provided upon written request made by a stockholder of record at the time of such request);

(iii)	the information required to be provided pursuant to Rule 14a-19 under the Exchange Act with respect to each person whom the stockholder proposes to nominate for election as a director; and
(iv)	as to such stockholder giving notice, the information required to be provided pursuant to Section 1.11.
(d)
Any stockholder who has delivered a notice of nomination pursuant to this Section 1.12 shall, in accordance with Rule 14a-19 under the Exchange Act, promptly certify to the Secretary of the Corporation, and notify the Secretary of the Corporation in writing, that such stockholder has met and complied with all of the requirements of these Bylaws and Rule 14a-19(a) and upon request of the Corporation, shall, not later than five (5) business days prior to the date of the applicable meeting of stockholders, deliver to the Corporation reasonable evidence of such compliance.

(e)
A stockholder providing such notice and such stockholder’s proposed nominee for election as a director shall update and supplement the notice to the Corporation, if necessary, so that the information provided or required to be provided in such notice or accompany such notice pursuant to this Section 1.12 shall be true and correct (i) as of the record date for stockholders entitled to vote at the meeting of stockholders and (ii) as of the day that is ten (10) business days prior to such meeting or any adjournment thereof. Such update and supplement shall be in writing and must be received by the Secretary of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting, and not later than eight (8) business days prior to the date of the meeting or any adjournment thereof.

(f)
The Board may request any nominating stockholder and proposed nominee to furnish any additional information as may be reasonably required or appropriate for the Board’s review and consideration, and upon any such request, such nominating stockholder and/or proposed nominee shall provide such additional information within ten (10) business days after such request. For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, and any such deficiencies may be grounds for exclusion of the stockholder’s nominee.

(g)
Except as set forth in Section 1.12(e) and Section 1.12(f), any notice of nomination delivered by a stockholder pursuant to this Section 1.12 and in accordance with Rule 14a-19 under the Exchange Act in compliance with the notice periods set forth in Section 1.11 shall be deemed to have been made not in accordance with these Bylaws.

(h)
No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 1.12 and with the requirements of the Exchange Act and the regulations promulgated thereunder (including Rule 14a-19). If the chair of the meeting properly determines that a nomination was not made in accordance with the foregoing procedures, the chair shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. The Board, any officer of the Corporation authorized by the Board, and the chair of the meeting shall have exclusive discretion to determine whether any stockholder’s director nomination has fully complied with these Bylaws and with the requirements of the Exchange Act and the regulations promulgated thereunder. To facilitate the making of any such determination, any stockholder making a nomination pursuant to this Section 1.12 must, at the Corporation’s request, provide, within a reasonable time in advance of the meeting written certifications as to such stockholder’s compliance and any evidentiary materials to support the basis for such certifications.

Article II. BOARD OF DIRECTORS
Section 2.01 Number of Directors. The business and affairs of the corporation shall be managed by, or under the direction of, the board of directors. The total number of directors constituting the entire board of directors of the corporation shall not be less than five (5), with the then-authorized number of directors fixed from time to time by the board of directors.
Section 2.02 Classes of Directors. The board of directors shall be and is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. No decrease in the number of directors shall shorten the term of any incumbent director.
Section 2.03 Terms of Office. Each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for an initial term expiring at the corporation's first annual meeting of stockholders following the effectiveness of this provision; each director initially appointed to Class II shall serve for an initial term expiring at the corporation's second annual meeting of stockholders following the effectiveness of this provision; and each director initially appointed to Class III shall serve for an initial term expiring at the corporation's third annual meeting of stockholders following the effectiveness of this provision; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

Section 2.04 Removal. Any director or the entire board of directors may be removed from office only for cause or only by the affirmative vote of at least a majority of the total voting power of the outstanding shares of the capital stock of the corporation entitled to vote in any annual election of directors or class of directors, voting together as a single class.
Section 2.05 Vacancies. Vacancies on the board of directors by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors shall be solely filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy or a newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.
Section 2.06 Regular Meetings. Regular meetings of the Board shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board and publicized among all directors. Notice of each regular meeting of the Board shall be given by the President or Secretary to each of the directors. Notice may be given by email.
Section 2.07 Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the Chief Executive Officer, or any two (2) directors, and shall be held at such place, on such date, and at such time as he/she/they shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by transmitting written notice of such meeting by email or nationally recognized overnight courier service at least one (1) business day prior to the meeting.
Section 2.08 Quorum. At any meeting of the Board, a majority of the total number of the whole Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by the GCL, the Certificate or these Bylaws.
Section 2.09 Electronic Participation. Members of the Board may participate in or conduct all or any part of any meeting by including video conference, telephone or any other means of communication by which all directors participating in the meeting are able to hear each other and speak to each other. A director participating in a meeting by such means shall be deemed to be present in person at the meeting.
Section 2.10 Conduct of Business. At any meeting of the Board, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board.
Section 2.11 Compensation of Directors. The Corporation may, pursuant to resolution of the Board, compensate the directors for their services in such capacity.
Section 2.12 Resignation. A director may resign at any time by providing notice in writing to the Corporation. The resignation shall be effective upon the later of the date of receipt of the notice of resignation or the effective date specified in the notice. Acceptance of the resignation shall not be required to make the resignation effective.
Section 2.13 Board Independence Standards. The Board will satisfy any independence requirements of the Nasdaq Stock Market (“Nasdaq”) as then in effect. The Board shall make an annual determination as to the independence of each independent director following a review of all relevant information and the Company will disclose such determination in its annual proxy statement. The Nominating and Corporate Governance Committee will review these Corporate Governance Guidelines from time to time and recommend to the Board any amendments as may be appropriate in light of developments with regard to corporate governance.
Section 2.14 Board Determination of Independence. No director will be considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). When making “independence” determinations, the Board shall follow the rules and regulations specified by Nasdaq, law or any other regulatory body or self-regulatory body applicable to the Company. When assessing the materiality of a director’s relationship with the Company, the Board shall consider the issue not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
In making its “independence” determinations, the Board has adopted as a guideline the standards set forth in the Nasdaq Marketplace Rules, as then in effect
Article III. COMMITTEES
Section 3.01 Committees of the Board. There shall be an audit committee, a corporate governance and nominating committee, and a compensation committee as set forth in the Certificate. In addition to the foregoing, Board may from time to time designate additional committees of the Board with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his/her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he/she or they constitute a quorum, may by unanimous vote appoint another member of the Board to act at the meeting in the place of the absent or disqualified member. Each committee will have such charters as may be required by Nasdaq and the SEC or as specified by the Board.
Section 3.02 Conduct of Business. Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings. A quorum shall consist a majority of the members of a committee; provided that if such committee consists of not more than two members, then all members shall be required to constitute a quorum. At a duly called meeting at which a quorum is present, all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and such written consent is filed with the minutes of the proceedings of such committee.
Section 3.03 Selection of Directors. The Nominating and Corporate Governance Committee is responsible for nominating, or recommending for the Board’s nomination, candidates for election to the Board. The Nominating and Corporate Governance Committee may identify candidates for election to the Board on its own, as well as by considering recommendations from shareholders, directors, officers and employees of the Company, and other sources that the Nominating and Corporate Governance Committee deems appropriate. Shareholder recommendations of candidates for election to the Board shall be made in accordance with the Bylaws. The Nominating and Corporate Governance Committee may retain a third-party search firm to assist in the identification of possible candidates for election to the Board. In nominating, or recommending for the Board’s nomination, a slate of directors, the Nominating and Corporate Governance Committee’s objective is to select individuals with skills and experience to oversee and evaluate management’s performance in operating the Company’s business. When evaluating recommendations, the Nominating and Corporate Governance Committee shall take into account all factors it considers appropriate, which may include (a) minimum individual qualifications, including integrity, accountability, experience and an ability to work collegially with the other members of the Board, and (b) all other factors it considers appropriate, including a candidate’s skills and experience, legal and regulatory requirements and the needs of the Board. The invitation to join the Board should be extended on behalf of the Board, as a whole, by the Chairman of the Board.
Section 3.04 Independent Directors. The Board will seek to assure that at least three of the Board’s independent members satisfy the financial literacy requirements of Nasdaq and the independence standards of the Securities and Exchange Commission (“SEC”) and that at least one of such three members qualifies as an “audit committee financial expert” (as defined by the SEC).
Section 3.05 Changes in Status. Directors are expected to notify the chairs of the Nominating and Corporate Governance Committee and the Board promptly and offer to resign from the Board upon a significant change in their principal occupation, position or business association. The Nominating and Corporate Governance Committee will evaluate the continued appropriateness of Board membership under the new circumstances and make a recommendation to the Board as to any action to be taken with respect to such circumstances.

Article IV. OFFICERS
Section 4.01 Generally. The officers of the Corporation shall consist of a Chair of the Board, a Chief Executive Officer, a Secretary, a Treasurer, and such other officers as may from time to time be elected by the Board. Officers shall be elected by the Board at its first meeting following every annual meeting of stockholders. Each officer shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier resignation or removal in accordance with these Bylaws. Any number of offices may be held by the same person.
Section 4.02 Chair of the Board. The Chair of the Board shall be a member of the Board and shall preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board or as may be set forth in these Bylaws.
Section 4.03 Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board, the Chief Executive Officer shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of Chief Executive Officer or which are delegated to the Chief Executive Officer by the Board. The Chief Executive Officer shall have power to sign contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.
Section 4.04 Treasurer. The Treasurer shall have the responsibility for the general finances of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of treasurer or which are delegated to the Treasurer by the Board. The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation.
Section 4.05 Secretary. The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board. The Secretary shall have charge of the corporate books and shall perform such other duties as the Board may from time to time prescribe.
Section 4.06 Delegation of Authority. The Board may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
Section 4.07 Removal. Any officer of the Corporation may be removed at any time by the vote of the Board and upon such terms and conditions as the Board may determine.
Article V. STOCK
Section 5.01 Certificates of Stock. . The shares of the Corporation shall be represented by certificates. Each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or Treasurer, certifying the number of shares owned by such stockholder. Any or all of the signatures on the certificate may be facsimile.
Section 5.02 Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 5.03, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.
Section 5.03 Lost, Stolen or Destroyed Certificates. In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.
Section 5.04 Stock Transfer Agreements. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the GCL.
Section 5.05 Registered Stockholders.
(a)	The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner.

(b)
The Corporation shall not be bound to recognize any equitable or other claim to or interest in shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the GCL.

Section 5.06 Regulations. The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board may establish.
Article VI. DIVIDENDS AND DISTRIBUTIONS
Section 6.01 Declaration. The Board may authorize, and the Corporation may make, dividends and distributions to its stockholders in cash, property, or shares of the Corporation to the extent permitted by the Certificate and the GCL.
Section 6.02 Record Date for Distributions and Share Dividends. For the purpose of determining stockholders entitled to receive a distribution by the Corporation or a share dividend, the Board may, at the time of declaring the distribution or share dividend, set a date no more than sixty (60) days prior to the date of the distribution or share dividend. If no record date is fixed, the record date shall be the close of business on the day the Board adopts the resolution authorizing such dividend or distribution.
Article VII. TRANSACTIONS WITH INTERESTED PARTIES
Section 7.01 No contract or transaction between the Corporation and one or more of the directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because such director or officer is present at or participates in the meeting of the Board which authorizes such contract or transaction or solely because such person(s) votes are counted for such purpose: (a) if the material facts as to such person(s)’ relationship or interest and as to such contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and such contract or transaction is specifically approved in good faith by vote of the stockholders or (b) such contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.
Article VIII. NOTICES
Section 8.01 Notices. Except as otherwise specifically provided in these Bylaws or required by the GCL, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given personally or by nationally recognized overnight courier service to the recipient thereof. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at such person’s last known address as the same appears on the books of the Corporation. The time when such notice is received shall be deemed to be the date delivered, if such notice is given personally or one (1) day after such notice is given to such a courier service.
Section 8.02 Waivers. A written waiver of any notice, signed by a stockholder, director, officer, employee or agent, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such stockholder, director, officer, employee or agent. Neither the business nor the purpose of any meeting need be specified in such a waiver.
Section 8.03 Electronic Notices.
(a)
Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the GCL, the Certificate or these Bylaws, any notice to stockholders given by the Corporation under any provision of the GCL, the Certificate or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice or electronic transmission to the Corporation. Notwithstanding the foregoing, a notice may not be given by an electronic transmission from and after the time that the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation; and such inability becomes known to the Secretary, the transfer agent or other person responsible for the giving of notice. However, the inadvertent failure to discover such inability shall not invalidate any meeting or other action. Any notice given pursuant to this Section 8.03 shall be deemed given: (a) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (b) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.
(b)	As used in these Bylaws:
(i)
An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process;

(ii)
An “electronic mail” means an electronic transmission directed to a unique electronic mail address (which electronic mail shall be deemed to include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files and information); and

(iii)
An “electronic mail address” means a destination, commonly expressed as a string of characters, consisting of a unique user name or mailbox (commonly referred to as the “local part” of the address) and a reference to an internet domain (commonly referred to as the “domain part” of the address), whether or not displayed, to which electronic mail can be sent or delivered.

(c)
Notice by a form of electronic transmission shall not apply to Section 164 (failure to pay for stock; remedies), Section 296 (adjudication of claims; appeal), Section 311 (revocation of voluntary dissolution), Section 312 (renewal, revival, extension and restoration of certificate of incorporation) or Section 324 (attachment of shares of stock) of the GCL.

Article IX. GENERAL PROVISIONS
Section 9.01 Corporate Seal. The Board shall provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the President, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 9.02 Reliance upon Books, Reports and Records. To the maximum extent permitted by the GCL, each director, each member of any committee designated by the Board, and each officer of the Corporation shall, in the performance of his/her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected by or and behalf of the Corporation.
Section 9.03 Fiscal Year. The fiscal year of the Corporation shall be the calendar year or as otherwise fixed by the Board.
Section 9.04 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
Section 9.05 Registered and Principal offices. The registered and principal office of the Corporation shall be located within the State of Delaware as set forth in the Certificate. The Board may at any time change the location of its registered office by making the appropriate filing with the Delaware Secretary of State’s Office. The principal office of the Corporation may also be designated by the Board.
Section 9.06 Other Offices. The Corporation may have other offices at any places, within or without the State of Delaware, as the Board may designate, or as the business of the Corporation may require or as may be desirable.

Section 9.07 Registered Agent. The registered agent of the Corporation shall be as set forth in the Certificate. The registered agent and information relating thereto may be changed in accordance with the GCL upon making the appropriate filing with the Delaware Secretary of State.
Section 9.08 Books and Records. Any books and/or records maintained by the Corporation in the regular course of its business, including its share ledger, books of account, and minute books, may be maintained on any information storage device or method that can be converted into readable form within a reasonable time. The Corporation shall convert any records so kept upon the written request of any person entitled to inspect such records pursuant to the GCL.
Section 9.09 Checks, Drafts and other Instruments. All checks, drafts and other instruments for payment of money or notes of the Corporation shall be signed by an officer or officers or any other person or persons as shall be determined from time to time by resolution of the Board.
Section 9.10 Conflicts with GCL or Certificate of Incorporation. Unless the context requires otherwise, the general provisions, rules of construction, and the definitions of the GCL shall govern the construction of these Bylaws. These Bylaws are adopted subject to the GCL and the Certificate. Whenever these Bylaws may conflict with the GCL or the Certificate, such conflict shall be resolved in favor of the GCL or the Certificate, respectively.
Section 9.11 Invalid Provisions. If any one or more of the provisions of these Bylaws, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, such provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of these Bylaws and all other applications of any provision shall not be affected thereby.
Article X. INDEMNIFICATION
Section 10.01 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a ''proceeding''), by reason of the fact that he/she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an ''indemnitee''), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including without limitation reasonable attorney's fees, professional fees, expert fees, expenses, judgments, fines, taxes, penalties and amounts paid in settlement) incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 9.04 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board.
Section 10.02 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 10.01, an indemnitee shall also have the right to be paid by the Corporation the expenses (including without limitation reasonable attorney's fees, professional fees, expert fees and expenses) incurred in defending any such proceeding in advance of its final disposition (an ''advancement of expenses''); provided, however, that, if required or permitted by the GCL, an advancement of expenses incurred by an indemnitee in his/her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee) shall be made only upon delivery to the Corporation of an undertaking (an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a ''final adjudication'') that such indemnitee is not entitled to indemnification under this Section 10.02 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Section 10.01 and Section 10.02 shall be contract rights, and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of such indemnitee's heirs, successors, assigns, executors and administrators.

Section 10.03 Contracts. The Corporation may enter into contracts with any of its directors, officers or employees in furtherance of the provisions of this Article X and may create a trust fund, grant a security interest or use other means, including without limitation letters of credit, to ensure the payment of such amounts as may be necessary to effect indemnification and/or advancement of expenses as provided in this Article X.
Section 10.04 Right of Indemnitee to Bring Suit. If a claim under Section 10.01 and/or Section 10.02 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such indemnitee shall be entitled to be paid also the expense (including reasonable attorneys’ and other professionals’ fees and expenses) of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the indemnitee has not met the standards of conduct that make it permissible under the GCL for the Corporation to indemnify the indemnitee for the amount claimed. The burden of proving such a defense shall be on the Corporation. Neither (a) the failure of the Corporation (including the Board, independent legal counsel, and/or the stockholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper under the circumstances because the person has met the applicable standard of conduct set forth in the GCL nor (b) an actual determination by the Corporation (including the Board, independent legal counsel and/or the stockholders) that such indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that indemnitee has not met the applicable standard of conduct.
Section 10.05 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article X shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate, Bylaws, agreement, vote of stockholders, vote of directors, or otherwise.
Section 10.06 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.
Section 10.07 Indemnification of Employees. The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Article XI. GOVERNING LAW; VENUE
Section 11.01 Governing Law. These Bylaws shall be governed exclusively by the laws of the State of Delaware, without giving effect to any conflict of laws or other rule that would result in the application of the laws of a different jurisdiction; provided that in the event of any dispute, the procedural laws governing such dispute shall be as set forth in Section 11.02.
Section 11.02 Venue.
(a)
The sole and exclusive venues for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty or other duty owed to the Corporation by any director, officer, stockholder, employee or agent, (iii) any action asserting a claim arising pursuant to any provision of the GCL, the Certificate, or these Bylaws (as each of same may be amended from time to time) shall be the Delaware Court of Chancery and the federal and state courts located in the City, County and State of New York, and the respective procedural laws of such courts shall govern all such actions and proceedings.

(b)
The sole and exclusive venue for any action or proceeding arising out of or relating to the securities laws of the United States including without limitation the Securities Act of 1933, the Securities Exchange Act of 1934 and/or the securities laws of any state or other jurisdiction shall be the federal courts located in the City, County and State of New York, and the procedural laws of such courts shall govern all such actions and proceedings.

Section 11.03 Consent. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock or other equity of the Corporation shall be deemed to have actual notice of, and to have consented to, the provisions of this Article XI.
Article XII. AMENDMENTS
Section 12.01 Procedure to Amend. These Bylaws may be amended, restated or repealed exclusively and at any time by the Board or a majority of the stockholders in attendance at any meeting of stockholders that has been duly called for such purpose.

ANNEX 3

PLAN OF CONVERSION
FORM OF PLAN OF CONVERSION

of

PINEAPPLE ENERGY, INC.

a Minnesota corporation

to

PINEAPPLE ENERGY, INC.

a Delaware corporation
THIS PLAN OF CONVERSION, dated as of [•], 2024 (this “Plan”) is hereby adopted by Pineapple Energy, Inc. (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 302A.681-692 of the Minnesota Business Corporations Act, as amended (the “MBCA”).
RECITALS:
WHEREAS, the Company is a corporation established and existing under the laws of the State of Minnesota;
WHEREAS, conversion of a Minnesota corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 302A.682 of the MBCA;
WHEREAS, the Board of Directors of the Company has determined that it would be advisable and in the best interests of the Company and its shareholders for the Company to convert from a Minnesota corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 302A.682-692 of the MBCA; and
WHEREAS, the Board of Directors has authorized, approved and adopted the form, terms and provisions of this Plan and submitted this Plan to the Company’s shareholders for approval, and the Company’s shareholders have approved this Plan.
NOW, THEREFORE, the Company hereby adopts this Plan as follows:
1.
Conversion. Pineapple Energy, Inc. a Minnesota corporation (the “Converting Organization”) shall be converted into Pineapple Energy, Inc. a Delaware corporation, (the “Converted Organization”) effective as of the Effective Time pursuant to the applicable provisions of the MBCA and the DGCL (the “Conversion”). The Delaware corporation will be renamed to SUNation Energy, Inc. as of the Effective Time pursuant to a separate action to be approved by the shareholders at the same shareholder’s meeting as this Plan of Conversion. If that separate action is not approved by the shareholders, the Delaware corporation will continue to be named Pineapple Energy, Inc.

2.
Effective Time. The Conversion shall become effective upon the filing of the Minnesota Articles of Conversion with the Minnesota Secretary of State and the Delaware Certificate of Conversion and the and Delaware Certificate of Incorporation with the Delaware Secretary of State (the “Effective Time”). The jurisdiction of the Converted Organization’s governing statute after the Conversion is the State of Delaware.

3.
Organizational Documents. The Certificate of Incorporation attached hereto as Appendix A shall be the Certificate of Incorporation of the Converted Organization. The Bylaws attached hereto as Appendix B shall be the Bylaws of the Converted Organization.

4.	Effect of Conversion. At the Effective Time, the Company will continue to exist in the form of a Delaware corporation and cease to exist as a Minnesota corporation. The Converted Organization will be a continuation of the Converting Organization and all of the rights, privileges, and powers of the Converting Organization, and all property, real, personal, and mixed, and all debts due to the Converting Organization, as well as all other things and causes of action belonging to the Converting Organization, will remain vested in the Converted Organization and will be the property of the Converted Organization. All rights of creditors and all liens upon any property of the Converting Organization will be preserved unimpaired. In addition, all debts, liabilities, and duties of the Converting Organization will remain attached to the Converted Organization and may be enforced against the Converted Organization to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Converting Organization.
The conversion of the Converting Organization into the Converted Organization and the resulting cessation of the Converting Organization’s existence as a corporation of Minnesota will not affect any obligations or liabilities of the Converting Organization incurred prior to the conversion or the personal liability of any person incurred prior to the conversion, nor will it affect the choice of law applicable to the Converting Organization with respect to matters arising prior to the conversion.
The Conversion will not result in any change in business, jobs, management, properties, location of any of the Company’s facilities, number of employees, obligations, assets, liabilities or net worth.
5.
Effect Of Conversion On Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each share of issued Common Stock, par value $0.05 per share, of the Converting Organization (“Converting Organization Common Stock”) shall convert into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.05 per share, of the Common Stock of the Converted Organization (“Converted Organization Common Stock”). After the Effective Time, all Converting Organization Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Converting Organization Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto. In addition, as part of the Conversion, the Converted Organization will increase the number of authorized shares of the Converted Organization’s common stock as set forth in the Certificate of Incorporation of the Converted Corporation, which shall be filed with the Delaware Secretary of State.

6.
Effect of Conversion on Outstanding Series C Preferred Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each share of issued Series C Preferred Stock, par value $1.00 per share, of the Converting Organization (“Converting Organization Series C Preferred Stock”) shall convert into one validly issued, fully paid and nonassessable share of Series C Preferred Stock, par value $1.00 per share, upon the same terms and conditions as were in effect immediately prior to the Effective Time, of the Converted Organization (“Converted Organization Series C Preferred Stock”). Following the Effective Time, all Converting Organization Series C Preferred Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of Converting Organization Series C Preferred Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

7.
Effect Of Conversion On Outstanding Options, Warrants And Other Rights. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each option, warrant or other right to acquire shares of the Converting Organization Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of the Converted Organization.

8.
Effect Of Conversion On Stock Certificates. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Converting Organization Common Stock and Converting Organization Series C Preferred Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted

Organization Common Stock and Converted Organization Series C Preferred Stock respectively into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Converted Organization or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Organization or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Organization evidenced by such outstanding certificate as provided above.
9.
Effect on Public Listing. The Converted Organization will continue to be a publicly held company following completion of the Conversion, and its common stock will continue to be listed and traded on The Nasdaq Capital Market. The Converted Organization will continue to file required periodic reports and other documents with the SEC under the Company’s new name once effectuated. The Converted Organization does not expect there to be any interruption in the trading of its common stock as a result of the Conversion. The Converted Organization and its shareholders will be in the same respective positions under the federal securities laws after the Conversion as the Converting Organization and its stockholders were prior to the Conversion.

10.
Effect Of Conversion On Employee Benefit, Incentive Compensation Or Other Similar Plans. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Converting Organization or its shareholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Converting Organization is a party shall continue to be a plan of the Converted Organization. To the extent that any such plan provides for the issuance of Converting Organization Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Organization Common Stock. A number of shares of Converted Organization Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Converting Organization Common Stock so reserved immediately prior to the Effective Time.

11.
Board of Directors and Officers of Converted Organization. The members of the Board of Directors and officers of the Converting Organization immediately prior to the Effective Time shall continue as the Board of Directors and officers respectively of the Converted Organization after the Effective Time, until the expiration of their respective terms and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.

12.
Minnesota Qualification. The Converted Organization does not intend to do business in the State of Minnesota following the conversion to Delaware and shall submit to the Secretary of State of the State of Minnesota a certificate of withdrawal following the consummation of the Conversion.

13.
Implementation And Interpretation. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Converting Organization and, upon the Effective Time, by the Board of Directors of the Converted Organization, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Converting Organization or the Converted Organization, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

14.
Amendment. This Plan may be amended or modified by the Board of Directors of the Converting Organization at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the shareholders of the Converting Organization, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without shareholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the shareholders of the Converting Organization.

15.
Termination Or Deferral. At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Converting Organization, notwithstanding the approval of this Plan by the shareholders of the Converting Organization, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Converting Organization, such action would be in the best interests of the Converting Organization and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Converting Organization, its Board of Directors or shareholders with respect thereto.
16.	Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.
17.
Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

18.	Governing Law. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the date first above written.

CONVERTING COMPANY:

Pineapple Energy, Inc., a Minnesota corporation

By:
Name:
Title:

ANNEX 4

DISSENTERS RIGHTS
302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.
Subdivision 1.Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:
(a)	unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:
(1)	alters or abolishes a preferential right of the shares;
(2)	creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;
(3)	alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;
(4)
excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5) eliminates the right to obtain payment under this subdivision;
(b)
a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)
a plan of merger, whether under this chapter or under chapter 322C, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)
a plan of exchange, whether under this chapter or under chapter 322C, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)	a plan of conversion is adopted by the corporation and becomes effective;
(f)
an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

(g)
any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subd. 2.Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.
(b)
A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subd. 3.Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.
(b)
If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

(c)
Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.613, subdivision 4, or 302A.621, is limited in accordance with the following provisions:

(1)
The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, NYSE MKT LLC, the Nasdaq Global Market, the NASDAQ Global Select Market, the Nasdaq Capital Market, or any successor to any such market.

(2)	The applicability of clause (1) is determined as of:
(i)	the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or
(ii)	the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.
(3)
Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

§Subd. 4.Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.
302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.
Subdivision 1.Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.
(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.
(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.
(d)
“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).

Subd. 2.Notice of action. (a) If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.
(b)
In connection with a qualified offer as described in section 302A.613, subdivision 4, the constituent corporation subject to the offer may, but is not required to, send to all shareholders a written notice informing each shareholder of the right to dissent and must include a copy of this section and section 302A.471 and a brief description of the procedure to be followed under these sections. To be effective, the notice must be sent as promptly as practicable at or following the commencement of the offer, but in any event at least ten days before the consummation of the offer.

Subd. 3.Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action. If the proposed action is to be effected pursuant to section 302A.613, subdivision 4, and the corporation has elected to send a notice of action in accordance with subdivision 2, paragraph (b), a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must not tender the shares owned by the shareholder in response to the offer and must file with the corporation a written notice of intent to demand the fair value of the shares owned by the shareholder. Written notice must be filed with the corporation before the consummation of the offer.
Subd. 4.Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send (i) in any case where subdivision 3 is applicable, to all shareholders who have complied with subdivision 3, (ii) in any case where a written action of shareholders gave effect to the action creating the right to obtain payment under section 302A.471, to all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) in any other case, to all shareholders entitled to dissent, a notice that contains:
(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;
(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and
(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.
(b)
In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5.Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:
(1)
the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and
(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)
The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)
If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.
Subd. 7.Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.
§Subd. 8.Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.
(b)
If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.
Subdivision 1.Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.
(b)	“Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.
(c)	“Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.
(d)
“Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09, subdivision 1, paragraph (c), clause (1).

Subd. 2.Notice of action. (a) If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.
(b)
In connection with a qualified offer as described in section 302A.613, subdivision 4, the constituent corporation subject to the offer may, but is not required to, send to all shareholders a written notice informing each shareholder of the right to dissent and must include a copy of this section and section 302A.471 and a brief description of the procedure to be followed under these sections. To be effective, the notice must be sent as promptly as practicable at or following the commencement of the offer, but in any event at least ten days before the consummation of the offer.

Subd. 3.Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action. If the proposed action is to be effected pursuant to section 302A.613, subdivision 4, and the corporation has elected to send a notice of action in accordance with subdivision 2, paragraph (b), a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must not tender the shares owned by the shareholder in response to the offer and must file with the corporation a written notice of intent to demand the fair value of the shares owned by the shareholder. Written notice must be filed with the corporation before the consummation of the offer.
Subd. 4.Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send (i) in any case where subdivision 3 is applicable, to all shareholders who have complied with subdivision 3, (ii) in any case where a written action of shareholders gave effect to the action creating the right to obtain payment under section 302A.471, to all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) in any other case, to all shareholders entitled to dissent, a notice that contains:
(1)	the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;
(2)	any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;
(3)	a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and
(4)	a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.
(b)
In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subd. 5.Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:
(1)
the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)	an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and
(3)	a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.
(b)
The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)
If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subd. 6.Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.
Subd. 7.Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

§Subd. 8.Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.
(b)
If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)	The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

PRELIMINARY COPY -- SUBJECT TO COMPLETION

PINEAPPLE ENERGY INC.
SHAREOWNER SERVICES
P.O. BOX 64945
ST. PAUL, MN 55164-0945

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on October [.], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PEGY2024SM2**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October [.], 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V57567-Z88600

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PINEAPPLE ENERGY INC.

The Board of Directors recommends you vote FOR Proposals No. 1 through 3 below.	**For**	**Against**	**Abstain**
1. To approve the change in the Company's legal state of incorporation from Minnesota to Delaware.	☐	☐	☐
2. To approve the change in the Company's name to SUNation Energy, Inc.	☐	☐	☐
3. To approve one or more adjournments of the special meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the special meeting.	☐	☐	☐

NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name(s) appear(s) hereon, indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date